UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-3578

AQUILA FUNDS TRUST
(formerly, Aquila Three Peaks High Income Fund)
(Exact name of Registrant as specified in charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of principal executive offices)  (Zip code)

Joseph P. DiMaggio
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 697-6666

Date of fiscal year end: 12/31/13

Date of reporting period: 12/31/13

FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.

Annual Report December 31, 2013

AQUILA FUNDS TRUST 2014 MARKET INFLUENCES

February, 2014

Dear Fellow Shareholder:

     While we continuously search for attractive investment options, we believe a strict adherence to our investment philosophy, extensive research process, and discipline in choosing investments for our high yield and equity strategies will be integral throughout 2014. Given the significant positive moves in the high yield and equity markets in recent years, which have been bolstered in part by Federal Reserve policies that look to be winding down, we believe it is important not to become too complacent in the current investing environment. As such, we constantly monitor economic data and commentary from companies in various industries, as well as commentary from the Federal Reserve (the “Fed”) and out of Capitol Hill that may shed light on future investment opportunities or potential investment pitfalls.

     We continue to believe the direction of the high yield market will be influenced by mutual fund flows and investor sentiment, which will continue to be influenced by Treasury yield movements, job growth and economic activity. The fundamental strength of the high yield market remains fairly solid, in our view, as many companies have sought to be prudent with the use of debt/leverage and have focused on strengthening their balance sheets in recent years. We continue to evaluate high yield issuers based on our fundamental research process in which we look for companies that are demonstrating to us that they are improving their balance sheets and growing their business in a prudent manner.

     Meanwhile, we believe the potential for an increased allocation to equity investments from investors seeking to generate capital appreciation in a low-yield fixed-income environment seems to be occurring. Should this trend continue to occur during 2014, we would expect positive inflows to equity funds to continue to have a positive impact on equity market valuations, so long as investor sentiment continues to be positive towards the equity market.

     New high yield bond issuance remained stable throughout the fourth quarter; although, the average monthly pace was slower than the monthly average during the first nine months of the year. For the full-year 2013, the $398.5 billion of new high yield issuance exceeded 2012’s record annual issuance of $368.1 billion. Despite the more aggressive skew of third and fourth quarter issuance in 2013, the use of proceeds this year has generally been favorable, marking the fifth straight year that refinancing activity comprised more than 50% of total issuance. While the rush to refinance debt at record low-rates may have subsided recently, we still believe that many high yield companies may look to take advantage of relatively low financing costs to extend debt maturities and lock-in rates in anticipation that Treasury yields may move even higher. The interest savings and reduction of nearing debt maturities should, in our view, continue to be a positive tailwind for many corporations and may continue to positively impact names held in our high yield and equity strategies.

NOT A PART OF THE ANNUAL REPORT

     Defaults continue to be meager and are not much of a concern to us in the current environment. Distressed debt also continues to trend favorably, which would seem to indicate that the high yield market is not overly concerned about near-term defaults. Credit trends, based on the upgrade/downgrade ratio, remained positive during the fourth quarter and ended the year on a positive trajectory.

     There are several key factors that we expect to influence the capital markets as we enter 2014.

     Consumer Confidence – The U.S. consumer was exceptionally resilient during 2013, especially when factoring in the increase in payroll and income tax rates, the government sequestration cuts, and stubbornly slow employment growth throughout much of the year. As we enter 2014, we believe the consumer faces fewer challenges, and we look for consumer confidence to continue to expand throughout the year which should help business investment and economic growth.

     U.S. Healthcare – We believe one of the most impactful potential headwinds to the economy and the consumer is likely to come from the Affordable Care Act. We have been concerned that significant negative ramifications may begin to occur as companies start implementing this new healthcare policy and forecasting projected costs. We have also believed that there was the potential for some companies to stop paying for health insurance entirely, to forego adding new employees, or even to reduce employment in an effort to offset rising healthcare costs. There was a fair amount of commentary from companies and in the media throughout 2013 suggesting that these actions have been occurring or are likely to occur in one form or another.

     Business Investment – After several years of relatively lackluster business investment, we believe we may see a positive increase on this front throughout 2014 which could have a significant positive impact on economic growth. As we’ve mentioned previously, corporations have generally remained diligent with regard to spending on capital expenditures, hiring, and acquisitions as they have focused on strengthening the balance sheet and improving corporate profits. While these actions have been very positive for credit strength and solvency, they have done little to actually expand organic revenue growth.

     Monetary Policy – The Federal Reserve announcement in December that it would begin reducing its asset purchase program starting in January set an expectation that they will fully withdraw from additional asset purchases at some point in 2014. As you may recall, the Fed had set the expectation that they would eventually reduce asset purchases by $10 billion per month until they were no longer actively expanding their balance sheet. This announcement did not suggest how they will attempt to unwind their $4 trillion balance sheet, but it at least suggests they are sufficiently comfortable with the direction of the economy and the unemployment rate to stop adding to it.

     Federal/State/Local Government – We are hopeful that Congressional representatives will demonstrate that they can work together in 2014 to help alleviate some of the uncertainties that have been hindering the business environment. We should find out soon how eager members of Congress are to truly work together, as a budget agreement will likely need to be reached prior to another extension of the Federal debt ceiling limit.

NOT A PART OF THE ANNUAL REPORT

     In conclusion, we will seek to continue to balance potential risks to the economy and the capital markets with the opportunities presented within high yield bonds to construct a high yield strategy that we believe will have a very compelling risk/return profile throughout various economic cycles and periods of elevated market volatility. We also continue to believe that the relative strength and positive credit factors that currently exist in the high yield market should provide our equity strategy with a positive backdrop as we enter 2014.

     Thank you for your continued support and investment.

Sincerely,

Sandy R. Rufenacht Co-Portfolio Manager	Diana P. Herrmann President

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the Funds’ historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that any market forecasts discussed will be realized.

NOT A PART OF THE ANNUAL REPORT

Aquila Funds Trust ANNUAL REPORT Management Discussion

Aquila Three Peaks High Income Fund

     The fourth quarter of 2013 concluded a very solid year of performance for both high yield bonds and equities. Despite many headline risks and continued Treasury yield volatility throughout much of the fourth quarter, the high yield asset class remained resilient and finished the year as one of the only fixed-income asset classes to generate a positive return during 2013. The ability of the high yield market to withstand fairly significant increases in Treasury yields throughout the year was vital to its strong relative performance and should, in our view, prove important to asset allocators during 2014, as many market participants are projecting a further rise in Treasury yields due to the combination of estimates for more meaningful economic growth and the Federal Reserve (the “Fed”) reducing its asset purchase program (the third round of quantitative easing known as QE3). The Fed decided in December to gradually reduce its asset purchases over the coming year after having been committed to supporting lower Treasury yields over the past few years as they attempted to spur economic growth to drive unemployment lower. The unemployment rate has declined from nearly 10% at the end of 2009 to 7% as we approached the end of 2013 and appears to be on pace to improve to between 6.0% and 6.5%, which is more in-line with the Fed’s comfort range, by the end of 2014. We continue to believe the high yield market offers attractive relative value compared to other fixed-income asset classes.

     The Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 2.59% total return during the fourth quarter of 2013. By comparison, the Barclays High Yield Bond Index generated a positive 3.58% return during the quarter. For the year ended December 31, 2013, the Aquila Three Peaks High Income Fund Class Y share (ATPYX) generated a positive 4.85% total return. By comparison, the Barclays High Yield Bond Index generated a positive 7.44% return. The strong performance of the more aggressive and lower-rated securities within the high yield market has had a very positive impact on the return of the Index. We believe the incremental yield generation from these securities compared to more stable names within the high yield market, in addition to carrying less interest rate sensitivity, is the reason the CCC-rated portion of the Index, which comprised nearly 19% of the Index at the end of December, has outperformed other segments of the high yield market. Additionally, highly-cyclical industries, which we generally avoid in keeping with the investment strategy of the Fund, generally fared better during the year due to the prospects of better future economic growth..

     In our opinion, the relatively flat credit-quality and maturity curves indicate that investors are not being sufficiently compensated for increased credit risk or duration risk, which is why we continue to position our strategy in shorter-duration securities of high yield companies that we believe are higher-quality in nature. While we primarily remain positioned in lower duration securities due to the risk to the high yield market from upward pressure on Treasury yields, we intend to continue to add securities that fit our investment philosophy and targeted maturity and duration profile should unwarranted volatility create attractive investment opportunities. Within the high yield market, the lower-coupon, longer-duration securities that had been issued in early 2013 became very volatile when selling pressure caused by mutual fund outflows and rising Treasury yields took hold during the summer months. As a reminder, we had largely sought to avoid this type of issuance as we were concerned it could experience weakness if yields rose.

1 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

     We believe our focus on seeking to provide a less volatile investment strategy within the high yield asset class is prudent given the potential for elevated volatility in this relatively low-yielding fixed-income environment. The volatility experienced in the market due to rising Treasury yields afforded us the opportunity to invest in bonds at higher yields and lower dollar prices throughout the latter half of 2013. We will strive to be opportunistic should the market present additional opportunities as a result of something other than credit concerns.

     The construction of our high yield strategy continues to be highlighted by securities that we believe have the ability to weather negative headlines and heightened volatility should those occur over the coming year. We intend to maintain our discipline which seeks to minimize volatility to the extent possible by generally avoiding bonds that appear to have equity-like characteristics, as well as focusing on sectors we consider to be relatively stable and higher-quality in nature due to greater predictability of revenues and stability in cash flow. We continue to believe this approach is warranted in this uncertain economic environment and with elevated Treasury yield volatility. We believe our positioning in what we believe to be higher-quality names within the high yield universe while maintaining a relatively short duration and short maturity profile is prudent in this environment. We have been hesitant with regard to increasing the credit risk in the Fund’s investment portfolio due to the lackluster economic growth and the various risks to future economic growth we have already discussed. Maintaining a short maturity profile should not only allow the securities held within the bond portfolio to better withstand a rise in interest rates or increased market volatility, but it also should increase the potential that holdings will be redeemed via a natural bid from the company through either a call, tender or by actually maturing. As cash is created by these actions, it allows us the ability to assess the opportunities present in the high yield market at that time. In instances where we haven’t participated in new issuance because we believed it was priced at levels that didn’t fully reflect the risks associated with the company or the structure of the security, we may have an opportunity to deploy cash at more attractive prices and yields that better reflect those risks.

     We continue to believe that high yield mutual fund flows could be volatile over the coming quarters as uncertainty in Treasury yield movements, Fed actions and economic data continue to influence how investors allocate investment dollars. We believe a further rise in Treasury yields could continue to negatively impact longer-duration securities within the high yield market, which is why we have sought to remain conservatively positioned with a relatively shorter-duration and maturity profile.

Aquila Three Peaks Opportunity Growth Fund

     Considering all the many headline risks that could have had a more adverse impact on economic growth and the capital markets during 2013, the positive price action exhibited by risk-bearing asset classes and the strength in economic data throughout the year, in our opinion, indicates the underlying strength of consumer and investor confidence heading into 2014. Many economic indicators remained fairly positive throughout the fourth quarter; although, the pace of improvement in some of the more interest-rate sensitive areas continued to slow due in part to the rise in Treasury yields. As we have been commenting recently, we believe a fairly rapid rise in Treasury yields could serve to pressure economic activity more so than a gradual rise that could be absorbed over time.

2 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

     The equity market continued to exhibit positive momentum throughout the fourth quarter and remains a benefactor of fund flows generally coming out of the bond market as investors seek capital appreciation in light of historically low yields found in fixed-income and elevated pressure on Treasury yields. The return of fund flows going into the equity market during 2013 is a positive indicator for the equity market as we enter 2014, as it may indicate that asset allocators are finally becoming more comfortable with the prospects of further capital appreciation from equities as monetary and fiscal policy uncertainties wane and economic growth prospects expand due to better consumer and business confidence. We also believe the strength exhibited from the high yield market and the many positive indicators the high yield market is demonstrating could bode well for the equity market heading into 2014. Even though the equity markets have experienced outsized investment returns during the past two years, we have not yet seen the kind of behavior from corporations or investors that would signal excessive risk-taking. In our opinion, the equity market will likely remain a benefactor of positive mutual fund flows, expanding consumer and business confidence, and increased shareholder-friendly activity from corporations in the form of share repurchases, dividends, mergers, and acquisitions.

     Additionally, historically-low yields across many fixed-income asset classes and the strength of high yield new debt issuance continue to provide many companies with a tailwind in the form of lower interest costs and increased financial flexibility. We expect that access to relatively cheap capital will continue to benefit companies as we move through 2014, and we feel that the companies that we invest in should be well positioned given our focus on balance sheet improvement.

     The Aquila Three Peaks Opportunity Growth Fund Class Y share (ATGYX) generated a positive 9.18% total return during the fourth quarter of 2013. By comparison, the Russell 3000 Index, which is the Fund’s primary benchmark, generated a positive 10.10% return during the quarter. For the year ended December 31, 2013, the Aquila Three Peaks Opportunity Growth Fund Class Y share (ATPGX) generated a positive 37.61% total return. By comparison, the Russell 3000 Index generated a positive 33.55% return. The Fund invests in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap. The Russell 3000 Index represents approximately 98% of the investable U.S. equity market and includes small-cap, mid-cap, and large-cap companies. High yield rated companies generally have a market capitalization that is less than $35 billion. Given the Fund’s focus on high yield rated companies, its weighted average market capitalization, which has generally been in the $5 billion to $10 billion range, has benefited from the recent investment trend which generally favored smaller market capitalization companies exhibiting strong growth prospects.

     Most equity indices generated strong double-digit returns during the fourth quarter, with the exception of the Russell 2000 Index, which increased 8.73%. The Russell 2000 is primarily comprised of smaller market capitalization companies that generally benefit when expectations of future economic growth expand and investor sentiment turns more positive. Thus, the underperformance of the Russell 2000 Index during the quarter was a little surprising considering the strength of the other major indices. However, given the Index’s strong outperformance during the first three quarters of the year and for the full year, we don’t intend to place too much concern on this one quarter.

3 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

     We believe a positive indicator of increased investor risk appetite can be seen in the relative outperformance of the NASDAQ and Russell 2000 indices over the full year of 2013. These indices, which generated a 40.17% and 38.82% return respectively, encompass many technology-related companies and smaller market capitalization companies, and generally gain traction during periods when investors have a sense of economic expansion on the horizon and are less concerned with credit risk. For comparison purposes only, the Credit Suisse Leveraged Equity Index, an index comprised of all high yield rated companies that have publically traded stock, generated a 33.84% return during 2013.

     The construction of our equity strategy continues to focus on companies that we have deemed to be using debt/leverage prudently to grow free cash flow in an attempt to propel future equity value. We believe our focus on finding these types of companies, primarily within the high yield universe, differentiates the Fund’s strategy and helped generate its relative outperformance versus the benchmark in 2013. We continue to believe that the strong performance of our equity strategy highlights that the companies we are choosing to invest in for both our high yield strategy and our equity strategy are fundamentally performing well.

     We remain committed to our time-tested and disciplined research process that not only includes detailed analysis of every credit owned in our high yield and equity strategies, but also seeks to uncover new opportunities within the high yield and equity markets. We continue to look for fiscally responsible management teams that we believe are committed to growing operations prudently and who recognize they can improve their credit profile and equity valuations by focusing on credit-specific measures. We continue to focus our efforts on stability and predictability in the investment selection process with a goal to provide a less volatile high yield strategy that can generate a reasonably consistent total return while attempting to find attractive equity investments that could experience further capital appreciation.

     Mutual fund investing involves risk and loss of principal is possible.

     The market value of each Fund’s securities may go up or down due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment may go down. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Aquila Three Peaks High Income Fund

     The value of your investment may go down when interest rates rise. A rise in interest rates tends to have a greater impact on the prices of longer term or longer duration securities. Conversely, when interest rates fall, the value of your investment may rise. Interest rates in the U.S. recently have been historically low and are expected to rise at some point of time.

     The Fund’s portfolio will typically include a high proportion, perhaps 100%, of high-yield/high-risk securities rated below investment grade and sometimes called “junk bonds”. In the event of a real or perceived decline in credit quality of an issuer, borrower, counterparty, or collateral, the value of your investment will typically decline. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments.

4 | Aquila Funds Trust

MANAGEMENT DISCUSSION (continued)

     If interest rates fall, an issuer may exercise their right to prepay their securities, and the Fund could be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security.

Aquila Three Peaks Opportunity Growth Fund

     The market prices of the Fund’s securities will be impacted by the risks associated with the financial condition and profitability of the underlying company, or by a default or downgrade of an issuer, obligor or counterparty to a financial contract with the Fund.

     Small and mid-sized companies are comparatively less well known and may have less trading in their shares than larger companies, may be more sensitive to changes in earnings results and investor expectations, may have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the Sub-Adviser thinks appropriate, and offer greater potential for gain and loss.

     The Fund has exposure to highly leveraged companies. Leverage can magnify equity performance in both positive and negative stock markets.

     The Fund may invest in junk bonds, the risks of which are detailed above in connection with Aquila Three Peaks High Income Fund.

     These risks may result in share price volatility.

     Performance data represents past performance, but does not guarantee future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the data presented.

     Any information in this Annual Report regarding market or economic trends or the factors influencing the historical or future performance of either Fund are statements of opinion as of the date of this report. These opinions should not be relied upon for any other purposes.

NOT FDIC INSURED – NO BANK GUARANTEE – MAY LOSE VALUE

5 | Aquila Funds Trust

PERFORMANCE REPORTS

Aquila Three Peaks High Income Fund

     The following graph illustrates the value of $10,000 invested in the Class Y shares of Aquila Three Peaks High Income Fund for the period June 1, 2006 (inception) through December 31, 2013 as compared with the Barclays Capital U.S. Corporate High-Yield Bond Index (the “Index”) over the same period. The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges.

	Average Annual Total Return
	for periods ended December 31, 2013
			Since
Class and Inception Date	1 Year	5 Years	Inception
Class A since 6/01/06
With Maximum Sales Charge	0.45%	9.39%	4.81%
Without Sales Charge	4.64	10.29	5.38
Class C since 6/08/06
With CDSC**	2.80	9.41	4.55
Without CDSC	3.81	9.41	4.55
Class I since 6/29/06
No Sales Charge	4.62	10.30	5.53
Class Y since 6/01/06
No Sales Charge	4.85	10.53	5.61
Barclays Capital U.S.
Corporate High-Yield Bond Index	7.44	19.12	9.09	(Class A & Y)
			9.10	(Class C)
			9.34	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

** CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase.

6 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

     The graph below illustrates the value of $10,000 invested in Class Y Shares of Aquila Three Peaks Opportunity Growth Fund (the “Fund”) for the 10-year period ended December 31, 2013 as compared with a hypothetical similar-size investment in the Russell 3000 Stock Index (the “Index”) over the same period. The Fund’s universe of companies was primarily within the eight-state Rocky Mountain region until October 15, 2010 when the orientation of the Fund was changed to investing primarily in the equity securities of companies located throughout the United States and the comparative index was changed. Furthermore, the Fund was originally managed to provide capital appreciation through selection of equity-oriented securities primarily on a value-basis and was then reoriented to a growth at a reasonable price style as of July, 1999.

     The performance of each of the other classes is not shown in the graph, but is included in the table below. It should be noted that the Index does not include any operating expenses nor sales charges but does reflect reinvestment of dividends, if any. It should also be noted that while the Index is nationally-oriented and consisted, over the period covered by the graph, of an unmanaged group of 3,000 equity securities, mostly of companies having relatively small capitalization, the Fund’s investment portfolio consisted over most of the period (until 10/15/10) of a significant lesser number of equity securities primarily of companies domiciled in the eight-state Rocky Mountain region of our country.

     Prior to October 15, 2010, the market prices and behavior of the individual securities in the Fund’s investment portfolio could have been affected by local and regional factors which might have resulted in variances from the market action of the securities in the Index. Furthermore, the difference in the performance of the Index versus the Fund may also be attributed to the lack of application of annual operating expenses and sales charges to the Index. These returns represent results under the Fund’s prior investment strategies and various portfolio managers in effect from inception in 1994 through October 14, 2010, under the name, “Aquila Rocky Mountain Equity Fund.” They should not be considered predictive or representative of results the Fund may experience under its current strategy and investment sub-adviser.

7 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

PERFORMANCE REPORT (continued)

	Average Annual Total Return
	for periods ended December 31, 2013

				Since
Class and Inception Date	1 Year	5 Years	10 Years	Inception
Class A (commenced operations
on 7/22/94)
With Maximum Sales Charge	31.37%	18.87%	6.16%	7.97%
Without Sales Charge	37.22	19.91	6.63	8.24
Class C (commenced operations
on 5/01/96)
With CDSC**	35.24	19.02	5.83	6.80
Without CDSC	36.24	19.02	5.83	6.80
Class I (commenced operations
on 12/01/05)
No Sales Charge	37.64	20.33	N/A	6.03
Class Y (commenced operations
on 5/01/96)
No Sales Charge	37.61	20.26	6.92	7.83
Russell 3000 Stock Index(1)	33.55	18.71	7.88	N/A*	(Class A)
				8.21	(Class C & Y)
				7.54	(Class I)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not predictive of future investment results.

(1) The Fund’s primary index since October 15, 2010.

*	Index commenced on 1/01/95.
**	CDSC = 1% contingent deferred sales charge imposed on redemptions made within the first 12 months after purchase

8 | Aquila Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Aquila Funds Trust and the
Shareholders of Aquila Three Peaks High Income Fund and
Aquila Three Peaks Opportunity Growth Fund:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2013 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of each Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund as of December 31, 2013, the results of their respective operations for the year then ended, the changes in each Funds’ net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 27, 2014

9 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (96.3%)	Value

	Aerospace & Defense (1.1%)
	Alliant Techsystems, Inc.
$1,000,000	5.250%, 10/01/21 144A	$1,002,500
	Oshkosh Corp.
1,000,000	8.250%, 03/01/17	1,051,270
1,250,000	8.500%, 03/01/20	1,381,250
		3,435,020
	Apparel & Textile Products (2.7%)
	Carter's, Inc.
395,000	5.250%, 08/15/21 144A	400,925
	Levi Strauss & Co.
2,500,000	7.625%, 05/15/20	2,743,750
	PVH Corp.
1,750,000	7.375%, 05/15/20	1,927,187
	Wolverine World Wide Inc.
2,750,000	6.125%, 01/15/20	2,942,500
		8,014,362
	Automotive (0.3%)
	Jaguar Land Rover Ltd.
880,000	4.125%, 12/15/18 144A	885,500
	Cable & Satellite (5.7%)
	CCO Holdings LLC
4,750,000	6.500%, 04/30/21	4,880,625
	DISH Network Corp.
5,750,000	4.250%, 04/01/18	5,865,000
2,500,000	5.125%, 05/01/20	2,506,250
	Sirius XM Radio, Inc.
3,250,000	4.250%, 05/15/20 144A	3,071,250
845,000	4.625%, 05/01/23 144A	764,725
		17,087,850
	Casinos & Gaming (0.6%)
	Churchill Downs, Inc.
780,000	5.375%, 12/15/21 144A	793,650
	Pinnacle Entertainment, Inc.
1,000,000	8.750%, 05/15/20	1,102,500
		1,896,150
	Communications Equipment (1.0%)
	SBA Telecommunications
1,000,000	8.250%, 08/15/19	1,072,500
	ViaSat, Inc.
1,750,000	6.875%, 06/15/20	1,850,625
		2,923,125

10 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Consumer Finance (0.4%)
	Fidelity National Information Services, Inc.
$1,300,000	5.000%, 03/15/22	$1,327,625

	Consumer Products (0.4%)
	Clearwater Paper Corp.
1,000,000	7.125%, 11/01/18	1,067,500
	Prestige Brands, Inc.
390,000	5.375%, 12/15/21 144A	393,900
		1,461,400

	Consumer Services (8.6%)
	Aramark Corp.
4,250,000	5.750%, 03/15/20 144A	4,441,250
	Deluxe Corp.
1,500,000	7.000%, 03/15/19	1,605,000
	Iron Mountain, Inc.
1,700,000	8.375%, 08/15/21	1,831,750
	Service Corp. International
4,500,000	7.000%, 05/15/19	4,815,000
1,750,000	4.500%, 11/15/20	1,688,750
775,000	5.375%, 01/15/22 144A	784,687
	Stewart Enterprises, Inc.
3,250,000	6.500%, 04/15/19	3,445,000
	United Rentals, Inc.
2,750,000	9.250%, 12/15/19	3,066,250
3,750,000	8.375%, 09/15/20	4,181,250
		25,858,937

	Containers & Packaging (4.9%)
	Ball Corp.
1,700,000	5.000%, 03/15/22	1,683,000
	Berry Plastics Corp.
2,500,000	9.500%, 05/15/18	2,681,250
	Crown Holdings, Inc.
1,250,000	6.250%, 02/01/21	1,356,250
	Graphic Packaging Holding Co.
2,000,000	7.875%, 10/01/18	2,170,000
3,500,000	4.750%, 04/15/21	3,465,000
	Sealed Air Corp.
1,000,000	6.500%, 12/01/20 144A	1,075,000
	Silgan Holding, Inc.
2,250,000	5.000%, 04/01/20	2,221,875
		14,652,375

11 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Entertainment (0.9%)
	DreamWorks Animation SKG, Inc.
$1,000,000	6.875%, 08/15/20 144A	$1,057,500
	WMG Acquisition Corp.
1,450,000	6.000%, 01/15/21 144A	1,506,188
		2,563,688
	Entertainment Resources (5.1%)
	Cinemark USA Inc.
5,750,000	7.375%, 06/15/21	6,353,750
1,400,000	5.125%, 12/15/22	1,354,500
	Live Nation Entertainment, Inc.
2,250,000	7.000%, 09/01/20 144A	2,441,250
	National CineMedia, Inc.
4,800,000	7.875%, 07/15/21	5,280,000
		15,429,500
	Exploration & Production (9.6%)
	Antero Resources Finance Corp.
1,220,000	5.375%, 11/01/21 144A	1,232,200
	Bonanza Creek Energy, Inc.
1,740,000	6.750%, 04/15/21	1,822,650
	Continental Resources, Inc.
1,000,000	5.000%, 09/15/22	1,038,750
	Denbury Resources, Inc.
1,500,000	8.250%, 02/15/20	1,651,875
	Kodiak Oil & Gas Corp.
1,750,000	5.500%, 01/15/21	1,745,625
	Oasis Petroleum, Inc.
1,325,000	6.500%, 11/01/21	1,417,750
	Range Resources Corp.
1,000,000	6.750%, 08/01/20	1,082,500
	Resolute Energy Corp.
1,450,000	8.500%, 05/01/20	1,529,750
	Rosetta Resources, Inc.
2,750,000	5.625%, 05/01/21	2,743,125
	SM Energy Co.
2,750,000	6.625%, 02/15/19	2,921,875
	Whiting Petroleum Corp.
6,000,000	6.500%, 10/01/18	6,375,000
3,465,000	5.000%, 03/15/19	3,542,963
1,730,000	5.750%, 03/15/21	1,790,550
		28,894,613

12 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Financial Services (0.3%)
	Lending Processing Services, Inc.
$1,000,000	5.750%, 04/15/23	$1,035,000
	Food & Beverage (7.9%)
	B&G Foods, Inc.
3,500,000	4.625%, 06/01/21	3,360,000
	Constellation Brands Inc.
1,000,000	6.000%, 05/01/22	1,067,500
	Del Monte Corp.
4,000,000	7.625%, 02/15/19	4,155,000
	Hawk Acquisition Sub, Inc.
8,500,000	4.250%, 10/15/20 144A	8,223,750
	Pinnacle Foods, Inc.
3,400,000	4.875%, 05/01/21 144A	3,213,000
	Treehouse Foods, Inc.
3,500,000	7.750%, 03/01/18	3,666,250
		23,685,500
	Hardware (3.1%)
	CDW Corp.
3,750,000	8.500%, 04/01/19	4,143,750
	NCR Corp.
390,000	5.875%, 12/15/21 144A	396,825
1,000,000	5.000%, 07/15/22	951,250
	NXP B.V./NXP Funding LLC
850,000	5.750%, 02/15/21 144A	888,250
	Sensata Technologies
2,750,000	6.500%, 05/15/19 144 A	2,949,375
		9,329,450
	Health Care Facilities/Services (3.9%)
	AmSurg Corp.
1,500,000	5.625%, 11/30/20	1,560,000
	Community Health Systems, Inc.
2,750,000	8.000%, 11/15/19	2,983,750
	Hanger, Inc.
1,500,000	7.125%, 11/15/18	1,605,000
	HCA Holdings, Inc.
4,250,000	7.750%, 05/15/21	4,643,125
1,000,000	5.875%, 03/15/22	1,032,500
		11,824,375

13 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Home Improvement (0.3%)
	Scotts Miracle-Gro Co.
$1,000,000	7.250%, 01/15/18	$1,040,000

	Machinery (1.2%)
	Mueller Water Products, Inc.
1,800,000	7.375%, 06/01/17	1,845,000
	WWR Funding, Inc.
1,750,000	7.250%, 09/15/17	1,876,875
		3,721,875
	Media Non-Cable (5.6%)
	IAC/InterActive Corp.
790,000	4.875%, 11/30/18 144A	807,775
	Lamar Media Corp.
1,350,000	5.875%, 02/01/22	1,383,750
	LIN Television Corp.
750,000	6.375%, 01/15/21	780,000
	Nielsen Holdings N.V.
1,000,000	7.750%, 10/15/18	1,080,000
2,750,000	4.500%, 10/01/20	2,674,375
	Starz LLC
10,000,000	5.000%, 09/15/19	10,225,000
		16,950,900

	Medical - Equipment/ Devices (1.2%)
	Teleflex, Inc.
3,500,000	6.875%, 06/01/19	3,675,000

	Oil & Gas Services (2.5%)
	SESI LLC
3,750,000	6.375%, 05/01/19	4,003,125
3,250,000	7.125%, 12/15/21	3,623,750
		7,626,875

	Pharmaceuticals (0.4%)
	Valeant Pharmaceuticals International, Inc.
1,000,000	7.000%, 10/01/20 144A	1,077,500

	Pipeline (4.8%)
	Atlas Pipeline Partners L.P.
2,100,000	6.625%, 10/01/20	2,194,500
825,000	4.750%, 11/15/21 144A	754,875
	Crestwood Midstream Partners L.P.
2,100,000	6.000%, 12/15/20	2,163,000

14 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Pipeline (continued)
	Hiland Partners LP./Corp.
$390,000	7.250%, 10/01/20 144A	$418,275
	Kinder Morgan, Inc.
595,000	5.000%, 02/15/21 144A	586,067
395,000	5.625%, 11/15/23 144A	382,454
	Markwest Energy Partners LP
3,000,000	6.750%, 11/01/20	3,255,000
1,000,000	6.500%, 08/15/21	1,075,000
	Sabine Pass Liquefaction, LLC
1,200,000	5.625%, 02/01/21 144A	1,173,000
	Targa Resources Partners LP
2,250,000	7.875%, 10/15/18	2,418,750
		14,420,921
	Real Estate (5.4%)
	CB Richard Ellis Services, Inc.
4,500,000	6.625%, 10/15/20	4,815,000
	Corrections Corporations of America
1,000,000	4.125%, 04/01/20	980,000
	GEO Group, Inc.
2,350,000	6.625%, 02/15/21	2,485,125
1,590,000	5.875%, 01/15/22 144A	1,578,075
	Host Hotels & Resorts, Inc.
779,000	6.750%, 06/01/16	790,229
	MPT Operating Partnership LP
2,675,000	6.875%, 05/01/21	2,862,250
	RHP Hotel Property L.P./RHP Finance Corp.
2,750,000	5.000%, 04/15/21	2,715,625
		16,226,304

	Refining & Marketing (0.9%)
	Tesoro Corp.
1,250,000	5.375%, 10/01/22	1,265,625
	Western Refinancing, Inc.
1,400,000	6.250%, 04/01/21	1,410,500
		2,676,125
	Retail - Discretionary (3.7%)
	Hertz Corp.
1,750,000	6.750%, 04/15/19	1,885,625
2,000,000	7.375%, 01/15/21	2,195,000
	Limited Brands, Inc.
1,100,000	6.625%, 04/01/21	1,207,250
	Netflix, Inc.
2,250,000	5.375%, 02/01/21 144A	2,278,125

15 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)	Value

	Retail - Discretionary (continued)
	QVC Inc.
$875,000	5.125%, 07/02/22	$865,469
	Sally Holdings LLC
2,500,000	6.875%, 11/15/19	2,762,500
		11,193,969
	Software & Services (2.6%)
	Activision Blizzard, Inc.
1,175,000	5.625%, 09/15/21 144A	1,216,125
	SunGard Data Systems, Inc.
4,250,000	7.375%, 11/15/18	4,499,687
2,000,000	7.625%, 11/15/20	2,180,000
		7,895,812
	Supermarkets (2.0%)
	Stater Brothers Holdings, Inc.
1,750,000	7.750%, 04/15/15	1,754,410
4,000,000	7.375%, 11/15/18	4,230,000
		5,984,410
	Transportation & Logistics (0.7%)
	Hornbeck Offshore Services, Inc.
1,900,000	5.875%, 04/01/20	1,961,750
	Travel & Lodging (2.1%)
	Hilton Worldwide Holdings, Inc.
1,000,000	5.625%, 10/15/21 144A	1,037,500
	Wynn Las Vegas
2,000,000	7.750%, 08/15/20	2,245,000
3,000,000	5.375%, 03/15/22	3,030,000
		6,312,500
	Waste & Environment Service Equipment & Facilities (0.9%)
	Covanta Holding Corp.
2,500,000	7.250%, 12/01/20	2,729,235
	Wireless Telecom Services (3.4%)
	Hughes Satellite Systems Corp.
1,425,000	6.500%, 06/15/19	1,542,562
700,000	7.625%, 06/15/21	780,500
	Intelsat Jackson Holdings, Ltd.
5,450,000	7.250%, 10/15/20	5,960,937
	Telstat Canada
1,750,000	6.000%, 05/15/17 144A	1,820,000
		10,103,999

16 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Principal
Amount	Corporate Bonds (continued)		Value

	Wireline Telecom Services (2.1%)
	Equinix, Inc.
$2,000,000	4.875%, 04/01/20		$1,990,000
1,200,000	7.000%, 07/15/21		1,311,000
	tw telecom holdings, Inc.
3,000,000	5.375%, 10/01/22		2,947,500
			6,248,500

	Total Investments (cost $289,372,378 -
	note 4)	96.3%	290,150,145
	Other assets less liabilities	3.7	11,139,293
	Net Assets	100.0%	$301,289,438

Note: 144A – Private placement subject to SEC Rule 144A, which modifies a two-year holding period requirement to permit qualified institutional buyers to trade these securities among themselves, thereby significantly improving the liquidity of these securities.

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments

Aerospace & Defense	1.2%	Machinery	1.3%
Apparel & Textile Products	2.8	Media Non-Cable	5.8
Automotive	0.3	Medical - Equipment/ Devices	1.3
Cable & Satellite	5.9	Oil & Gas Services	2.6
Casinos & Gaming	0.6	Pharmaceuticals	0.4
Communications Equipment	1.0	Pipeline	5.0
Consumer Finance	0.4	Real Estate	5.6
Consumer Products	0.5	Refining & Marketing	0.9
Consumer Services	8.9	Retail - Discretionary	3.9
Containers & Packaging	5.0	Software & Services	2.7
Entertainment	0.9	Supermarkets	2.1
Entertainment Resources	5.3	Transportation & Logistics	0.7
Exploration & Production	10.0	Travel & Lodging	2.2
Financial Services	0.3	Waste & Environment Service
Food & Beverage	8.2	Equipment & Facilities	0.9
Hardware	3.2	Wireless Telecom Services	3.5
Health Care Facilities/Services	4.1	Wireline Telecom Services	2.1
Home Improvement	0.4		100.0%

See accompanying notes to financial statements.

17 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2013

Shares	Common Stocks (95.2%)	Value

	Apparel & Textile Products (2.0%)
5,814	Carter’s, Inc.	$417,387
6,611	PVH Corp.	899,228
15,199	Wolverine World Wide, Inc.	516,158
		1,832,773
	Cable & Satellite (6.4%)
8,734	Charter Communications, Inc.+	1,194,462
23,119	Comcast Corp.	1,201,379
18,033	DIRECTV+	1,245,900
27,477	DISH Network Corp.+.	1,591,468
12,109	EchoStar Corp.+	602,059
		5,835,268
	Casinos & Gaming (1.0%)
34,529	Pinnacle Entertainment, Inc.+	897,409
	Catalog & Television Based Retailer (2.6%)
79,945	Liberty Interactive Corp.+	2,346,386
	Communications Equipment (0.6%)
8,703	ViaSat, Inc.+	545,243
	Consumer Finance (0.8%)
13,420	Fidelity National Information Services, Inc	720,386
	Consumer Services (8.7%)
52,389	Aramark Corp.+	1,373,640
41,807	Iron Mountain, Inc.	1,268,842
144,482	Service Corp. International.	2,619,459
34,061	United Rentals, Inc.+	2,655,055
		7,916,996
	Containers & Packaging (11.1%)
27,909	Ball Corp	1,441,779
103,036	Berry Plastics Corp.+	2,451,226
60,651	Crown Holdings, Inc.+	2,703,215
160,176	Graphic Packaging Holding Co.+	1,537,690
32,624	Sealed Air Corp	1,110,847
16,693	Silgan Holdings, Inc.	801,598
		10,046,355
	Entertainment (0.6%)
14,192	DreamWorks Animation SKG, Inc.+	503,816
	Entertainment Facilities & Services (2.0%)
45,649	AMC Entertainment Holdings, Inc.+	938,087
45,159	Regal Entertainment Group	878,343
		1,816,430

18 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Shares	Common Stocks (continued)	Value

	Entertainment Resources (2.3%)
14,431	Cinemark Holdings, Inc	$480,985
27,721	Live Nation Entertainment, Inc.+	547,767
53,935	National CineMedia, Inc.	1,076,543
		2,105,295
	Exploration & Production (4.4%)
66,525	Denbury Resources, Inc.+	1,093,006
13,384	Oasis Petroleum, Inc.+	628,646
5,295	SM Energy Co.	440,067
29,328	Whiting Petroleum Corp.+	1,814,523
		3,976,242
	Flow Control Equipment (0.8%)
6,919	SPX Corp	689,202
	Food & Beverage (4.5%)
19,371	B&G Foods, Inc	656,871
26,191	Constellation Brands, Inc.+	1,843,323
20,038	Pinnacle Foods, Inc	550,243
14,696	Treehouse Foods, Inc.+	1,012,848
		4,063,285
	Generic Pharmaceuticals (5.0%)
11,097	Actavis, Inc.+	1,864,296
61,362	Mylan, Inc.+	2,663,111
		4,527,407
	Hardware (6.1%)
24,463	CDW Corp.	571,456
13,390	NCR Corp.+	456,063
59,831	NXP Semiconductors N.V.+.	2,748,038
45,628	Sensata Technologies +	1,768,997
		5,544,554
	Health Care Facilities/Services (3.9%)
73,321	HCA Holdings, Inc.+	3,498,145
	Health Care Supplies (1.6%)
11,678	Cooper Companies, Inc	1,446,204
	Hotel Ownership REIT (1.1%)
23,900	Ryman Hospitality Properties, Inc.	998,542
	Life Science Equipment (1.6%)
11,675	Bio-Rad Laboratories, Inc.+.	1,443,147

19 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Shares	Common Stocks (continued)	Value

	Local Media (3.3%)
15,935	Liberty Media Corp.+	$2,333,681
18,116	Twenty-First Century Fox (Class B)	626,814
		2,960,495
	Lodging (3.0%)
34,350	Starwood Hotels & Resorts Worldwide, Inc.	2,729,107
	Media Non-Cable (3.9%)
56,289	Nielsen Holdings N.V.	2,583,102
33,520	Starz LLC+	980,125
		3,563,227
	Medical - Equipment/ Devices (1.4%)
13,456	Teleflex, Inc.	1,262,980
	Motion Pictures & Television Production (1.9%)
55,510	Lions Gate Entertainment Corp.	1,757,447
	Oil & Gas Services (0.6%)
20,555	Superior Energy Services, Inc.	546,969
	Pharmaceuticals (0.7%)
5,263	Valeant Pharmaceuticals International, Inc.+	617,876
	Real Estate (6.3%)
22,400	CB Richard Ellis Services, Inc.+	589,120
66,810	Corrections Corporation of America	2,142,597
40,753	GEO Group, Inc.	1,313,062
83,096	Host Hotels & Resorts, Inc.	1,615,386
		5,660,165
	Retail - Discretionary (1.2%)
36,835	Hertz Corp.+	1,054,216
	Semiconductor Devices (0.5%)
8,762	Avago Technologies Ltd.	463,422
	Software & Services (0.9%)
47,264	Activision Blizzard, Inc	842,717
	Telecom Carriers (0.7%)
12,577	Verizon Communications, Inc.	618,034
	Transportation & Logistics (0.8%)
13,799	Hornbeck Offshore Services, Inc.+	679,325
	Travel & Lodging (0.6%)
22,265	Hilton Worlwide Holdings, Inc.+	495,396

20 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
SCHEDULE OF INVESTMENTS (continued)
DECEMBER 31, 2013

Shares	Common Stocks (continued)		Value

	Waste & Environment Service Equipment & Facilties (0.3%)
17,658	Covanta Holding Corp		$313,429
	Wireless Telecom Services (0.4%)
16,816	Intelsat, Inc.+		379,033
	Wireline Telecom Services (1.6%)
48,435	tw telecom holdings, inc.+		1,475,814
	Total Investments (cost $68,130,895 -
	note 4))	95.2%	86,172,737
	Other assets less liabilities	4.8	4,348,139
	Net Assets	100.0%	$90,520,876

	+ Non-income producing security.

Portfolio	Percent of	Portfolio	Percent of
Distribution	Investments	Distribution	Investments

Apparel & Textile Products	2.1%	Local Media	3.4%
Cable & Satellite	6.8	Lodging	3.2
Casinos & Gaming	1.0	Media Non-Cable	4.1
Catalog & Television Based Retailer	2.7	Medical - Equipment/ Devices	1.5
Communications Equipment	0.6	Motion Pictures
Consumer Finance	0.8	& Television Production	2.0
Consumer Services	9.2	Oil & Gas Services	0.6
Containers & Packaging	11.7	Pharmaceuticals	0.7
Entertainment	0.6	Real Estate	6.6
Entertainment Facilities & Services	2.1	Retail - Discretionary	1.2
Entertainment Resources	2.5	Semiconductor Devices	0.5
Exploration & Production	4.6	Software & Services	1.0
Flow Control Equipment	0.8	Telecom Carriers	0.7
Food & Beverage	4.7	Transportation & Logistics	0.8
Generic Pharmaceuticals	5.3	Travel & Lodging	0.6
Hardware	6.4	Waste & Environment Service
Health Care Facilities/Services	4.1	Equipment & Facilities	0.4
Health Care Supplies	1.7	Wireless Telecom Services	0.4
Hotel Ownership REIT	1.2	Wireline Telecom Services	1.7
Life Science Equipment	1.7		100.0%

See accompanying notes to financial statements.

21 | Aquila Funds Trust

STATEMENTS OF ASSETS AND LIABILITIES
YEAR ENDED DECEMBER 31, 2013

	AQUILA		AQUILA
	THREE PEAKS		THREE PEAKS
	HIGH		OPPORTUNITY
	INCOME FUND		GROWTH FUND
ASSETS
Investments at value
(cost $289,372,378 and $68,130,895, respectively)	$290,150,145		$86,172,737
Cash	9,771,160		3,048,997
Interest receivable	3,986,743		88,915
Receivable for Fund shares sold	595,444		1,733,595
Other assets	41,511		10,876
Total assets	304,545,003		91,055,120
LIABILITIES
Dividends payable	2,140,682		312,169
Payable for Fund shares redeemed	934,035		99,180
Management fees payable	87,341		62,407
Distribution and service fees payable	6,825		2,527
Accrued expenses	86,682		57,961
Total liabilities	3,255,565		534,244
NET ASSETS	$301,289,438		$90,520,876
Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
par value $0.01 per share	$345,702		$23,781
Additional paid-in capital	299,618,977		72,086,582
Net unrealized appreciation on investments (note 4)	777,767		18,041,842
Accumulated net realized gain on investments	546,992		368,671
	$301,289,438		$90,520,876
CLASS A
Net Assets	$64,170,079		$36,197,674
Capital shares outstanding	7,366,438		951,034
Net asset value and redemption price per share	$8.71		$38.06
Maximum offering price per share (100/96 of $8.71 and
100/95.75 of $38.06, respectively, adjusted to the nearest cent)	$9.07		$39.75
CLASS C
Net Assets	$29,153,873		$12,456,681
Capital shares outstanding	3,346,646		379,281
Net asset value and offering price per share	$8.71		$32.84
Redemption price per share (* a charge of 1% is imposed on the redemption proceeds, or on the original price, whichever is
lower, if redeemed during the first 12 months after purchase) .	$8.71	*	$32.84	*
CLASS I
Net Assets	$84,621,400		$290,082
Capital shares outstanding	9,706,848		7,426
Net asset value, offering and redemption price per share	$8.72		$39.06
CLASS Y
Net Assets	$123,344,086		$41,576,439
Capital shares outstanding	14,150,284		1,040,329
Net asset value, offering and redemption price per share	$8.72		$39.96

See accompanying notes to financial statements.

22 | Aquila Funds Trust

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2013

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Investment Income:

Interest income	$16,960,087	$–
Dividend income
(net of foreign tax withheld of $4,180)	–	818,594
Total investment income	16,960,087	818,594

Expenses:

Management fees (note 3)	2,063,591	493,515
Distribution and service fees (note 3)	614,432	138,998
Transfer and shareholder servicing agent
fees (note 3)	496,304	62,948
Legal fees	214,286	112,782
Trustees’ fees and expenses	202,747	76,208
Shareholders’ reports and proxy statements	180,743	70,973
Registration fees and dues	73,207	39,333
Fund accounting fees	56,175	3,054
Custodian fees (note 5)	30,556	13,335
Auditing and tax fees	23,900	14,200
Insurance	16,513	1,839
Chief compliance officer services (note 3)	5,581	5,526
Miscellaneous	28,519	23,927
Total expenses	4,006,554	1,056,638

Management fees waived (note 3)	(413,726)	(231,872)
Expenses paid indirectly (note 5)	(1,820)	(242)
Net expenses	3,591,008	824,524
Net investment income (loss)	13,369,079	(5,930)

Realized and Unrealized Gain (Loss) on Investments:

Net realized gain (loss) from securities
transactions	5,175,755	2,009,070
Change in unrealized appreciation on
investments	(4,113,657)	14,097,626

Net realized and unrealized gain (loss) on
investments	1,062,098	16,106,696
Net change in net assets resulting from
operations	$14,431,177	$16,100,766

See accompanying notes to financial statements.

23 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

OPERATIONS:
Net investment income	$13,369,079	$16,591,011
Net realized gain (loss) from securities
transactions	5,175,755	11,609,979
Change in unrealized appreciation on
investments	(4,113,657)	(1,642,606)
Change in net assets resulting from
operations	14,431,177	26,558,384

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	(2,669,962)	(2,739,422)
Net realized gain on investments	(1,308,035)	(2,168,757)

Class C Shares:
Net investment income	(1,085,500)	(1,258,366)
Net realized gain on investments	(594,286)	(1,143,474)

Class I Shares:
Net investment income	(3,128,216)	(3,580,044)
Net realized gain on investments	(1,728,590)	(2,329,952)

Class Y Shares:
Net investment income	(6,485,401)	(9,015,872)
Net realized gain on investments	(2,515,344)	(6,475,436)
Change in net assets from distributions	(19,515,334)	(28,711,323)

CAPITAL SHARE TRANSACTIONS (note 5):
Proceeds from shares sold	81,538,385	124,712,957
Reinvested dividends and distributions	12,962,651	19,059,347
Short-term trading redemption fees	11,785	56,774
Cost of shares redeemed	(142,899,257)	(160,337,247)
Change in net assets from capital share
transactions	(48,386,436)	(16,508,169)
Change in net assets	(53,470,593)	(18,661,108)

NET ASSETS:
Beginning of period	354,760,031	373,421,139
End of period	$301,289,438	$354,760,031

See accompanying notes to financial statements.

24 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012

OPERATIONS:
Net investment income (loss)	$(5,930)	$305,110
Net realized gain (loss) from securities
transactions	2,009,070	(463,426)
Change in unrealized appreciation on
investments	14,097,626	4,491,560
Change in net assets from operations	16,100,766	4,333,244

DISTRIBUTIONS TO SHAREHOLDERS:
Class A Shares:
Net investment income	–	(181,489)
Net realized gain on investments	(441,705)	(11,282)

Class C Shares:
Net investment income	–	(18,938)
Net realized gain on investments	(175,080)	(1,910)

Class I Shares:
Net investment income	–	(1,891)
Net realized gain on investments	(3,457)	(91)

Class Y Shares:
Net investment income	–	(102,796)
Net realized gain on investments	(474,706)	(5,210)
Change in net assets from distributions	(1,094,948)	(323,607)

CAPITAL SHARE TRANSACTIONS (note 7):
Proceeds from shares sold	60,370,053	7,710,588
Reinvested distributions	783,490	259,545
Short-term trading redemption fees	10,053	6,063
Cost of shares redeemed	(10,538,701)	(5,592,024)
Change in net assets from capital share
transactions	50,624,895	2,384,172
Change in net assets	65,630,713	6,393,809

NET ASSETS:
Beginning of period	24,890,163	18,496,354
End of period	$90,520,876	$24,890,163

See accompanying notes to financial statements.

25 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

1. Organization

     Aquila Funds Trust (the "Trust"), a Massachusetts business trust, commenced operations under the name, Aquila Three Peaks High Income Fund on June 1, 2006. It was renamed Aquila Funds Trust, effective April 10, 2013 and since October 14, 2013 has been comprised of two series: Aquila Three Peaks High Income Fund and Aquila Three Peaks Opportunity Growth Fund (each, a “Fund”). Each Fund is an open-end diversified investment company. Aquila Three Peaks High Income Fund’s objective is to obtain high current income. Capital appreciation is a secondary objective when consistent with its primary objective. Aquila Three Peaks Opportunity Growth Fund seeks capital appreciation whereby it invests primarily in the equity securities of companies located throughout the United States.

     Both Funds are authorized to issue an unlimited number of shares and offer four classes of shares: Class A, Class C, Class I and Class Y Shares. Class A Shares are sold at net asset value plus a sales charge of varying size (depending upon a variety of factors) paid at the time of purchase and bear a distribution fee. Class C Shares are sold at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years thereafter. Class C Shares automatically convert to Class A Shares after six years. Class I Shares are offered and sold only through financial intermediaries and are not offered directly to retail customers. Class I Shares are sold at net asset value with no sales charge and no redemption fee or CDSC, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares carry a distribution and a service fee. Class Y Shares are sold only through authorized financial institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares are sold at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge (“CDSC”) and no distribution fee.

     All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. Significant Accounting Policies

     The following is a summary of significant accounting policies followed by both Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a)
Portfolio valuation: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system. Securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Securities which mature in 60 days or less are generally valued at amortized cost.

26 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

b)
Fair value measurements: Both Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the respective Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the respective Fund’s net assets as of December 31, 2013:

	AQUILA	AQUILA
	THREE PEAKS	THREE PEAKS
	HIGH	OPPORTUNITY
	INCOME FUND	GROWTH FUND
Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices – Common Stocks*	$—	$86,172,737
Level 2 – Other Significant Observable Inputs	290,150,145	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$290,150,145	$86,172,737

* See schedule of investments for a detailed listing of securities.

c)
Subsequent events: In preparing these financial statements, each Fund has evaluated events and transactions for potential recognition or disclosure through the date these financial statements were issued.

d)
Securities transactions and related investment income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

e)
Federal income taxes: It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. Each Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

27 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

f)
Multiple class allocations: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are also charged directly to such class on a daily basis.

g)
Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

h)
Reclassification of capital accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. On December 31, 2013, the Aquila Three Peaks Opportunity Growth Fund decreased accumulated net realized loss on investments by $5,930 and decreased accumulated gains by $5,930. These reclassifications had no effect on net assets or net asset value per share.

3. Fees and Related Party Transactions

a) Management Arrangements:

     Aquila Investment Management LLC (the “Manager”), a wholly-owned subsidiary of Aquila Management Corporation, the Fund’s founder and sponsor, serves as the Manager for each Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of each Fund has been delegated to a Sub-Adviser as described below. Under each Advisory and Administrative Agreement, the Manager provides all administrative services to the respective Fund, other than those relating to the day-today portfolio management. The Manager’s services include providing the offices of the Funds and all related services as well as overseeing the activities of the Sub-Adviser and all the various support organizations to the Funds such as the shareholder servicing agent, custodian, legal counsel, fund accounting agent, pricing agent, auditors and distributor. For its services to Aquila Three Peaks High Income Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of close of business each day at the annual rate of 0.65% of the Fund’s net assets. For its services to Aquila Three Peaks Opportunity Growth Fund, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.90% on the Fund’s net assets up to $100 million, 0.85% on such assets above $100 million up to $250 million, and 0.80% on assets above $250 million.

28 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

     Three Peaks Capital Management, LLC (the “Sub-Adviser”) serves as the Investment Sub-Adviser for both Funds under Sub-Advisory Agreements between the Manager and the Sub-Adviser. Under the agreements, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Funds, the investment programs of the Funds and the composition of their portfolios and arranges for the purchases and sales of portfolio securities. For its services with respect to Aquila Three Peaks High Income Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of close of business each day at the annual rate of 0.45% on the first $100 million net assets, 0.40% on the next $150 million of the net assets and 0.35% on the net assets above $250 million. For its services with respect to Aquila Three Peaks Opportunity Growth Fund, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.50% on the Fund’s net assets up to $100 million, 0.45% on such assets above $100 million up to $250 million, and 0.40% on assets above $250 million.

     For Aquila Three Peaks High Income Fund, the Manager and the Sub-Adviser determined to voluntarily waive fees in view of what they believed to be extraodinary one-time expenses for fiscal 2013. Thus, for the year ended December 31, 2013, the Fund incurred gross management fees of $2,063,591, of which $413,726 was voluntarily waived.

     For the year ended December 31, 2013, Aquila Three Peaks Opportunity Growth Fund incurred management fees of $493,515, of which $231,872 was contractually waived. The Manager has contractually undertaken to waive fees and/or reimburse Fund expenses so that total Fund expenses will not exceed 1.55% for Class A Shares, 2.25% for Class C Shares, 1.18% for Class I Shares and 1.25% for Class Y Shares. These expense limitations are in effect until September 30, 2014. Prior to that date, the arrangement may not be terminated without the approval of the Board of Trustees. The Sub-Adviser has agreed to waive its fee in the same proportion as the Manager is required to waive its fee in connection with the aforementioned undertaking. For a period of three years, subsequent to the end of each of the Fund’s fiscal years, the Manager may recover from the Fund certain fees and expenses waived or reimbursed to the extent that the net unreimbursed Total Annual Fund Operating Expenses do not exceed any contractual limitations. As of December 31, 2013, the total of these amounts was $740,067 of which $250,839 expires on December 31, 2014, $257,356 expires on December 31, 2015 and $231,872 expires on December 31, 2016.

     Under a Compliance Agreement with the Manager, the Manager is compensated by the Funds for Chief Compliance Officer related services provided to enable the Funds to comply with Rule 38a-1 of the Investment Company Act of 1940.

     Specific details as to the nature and extent of the services provided by the Manager are more fully defined in the Funds' Prospectus and Statement of Additional Information.

b) Distribution and Service Fees:

     The Funds have adopted Distribution Plans (each a “Plan”) pursuant to Rule 12b-1 (the “Rule”) under the Investment Company Act of 1940. Under one part of the Plans, with respect to Class A Shares, the Funds are authorized to make distribution fee payments to broker-dealers or others (“Qualified Recipients”) selected by Aquila Distributors, Inc. (the “Distributor”), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund’s shares or servicing of shareholder accounts.

29 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued) DECEMBER 31, 2013

For the year ended December 31, 2013, these payments were as follows:

	Annual
	Distribution Fee	Distribution Fees	Distributor
	Rate on Class A	on Class A	Retained
Aquila Three Peaks High Income Fund	0.20%	$127,073	$4,357
Aquila Three Peaks Opportunity Growth Fund	0.30%	$73,503	$4,923

Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund’s Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund’s average net assets represented by Class C Shares Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund’s average net assets represented by Class C Shares.

For the year ended December 31, 2013, these payments were as follows:

	Qualified	Shareholder
	Recipients Total	Services Total	Distributor
	on Class C	on Class C	Retained
Aquila Three Peaks High Income Fund	$239,115	$79,705	$73,736
Aquila Three Peaks Opportunity Growth Fund	$48,820	$16,273	$10,679

Aquila Three Peaks High Income Fund

Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate of more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2013, these payments were made at the average annual rate of 0.37% (0.22% under the Distribution Plan and 0.15% under the Shareholder Services Plan) of such net assets and amounted to $280,837 of which $168,539 related to the plan and $112,298 related to the Shareholder Services Plan.

30 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

Aquila Three Peaks Opportunity Growth Fund

     Under another part of the Plan, the Fund is authorized to make payments with respect to Class I Shares to Qualified Recipients. Class I payments, under the Plan, may not exceed, for any fiscal year of the Fund a rate (currently 0.20%) set from time to time by the Board of Trustees of not more than 0.25% of the average annual net assets represented by the Class I Shares. In addition, the Fund has a Shareholder Services Plan under which it may pay service fees (currently 0.15%) of not more than 0.25% of the average annual net assets of the Fund represented by Class I Shares. That is, the total payments under both plans will not exceed 0.50% of such net assets. For the year ended December 31, 2013, these payments were made at the average annual rate of 0.35% of such net assets and amounted to $703 of which $402 related to the Plan and $301 related to the Shareholder Services Plan.

     Specific details about the Plans are more fully defined in the Funds' Prospectus and Statement of Additional Information.

     Under Distribution Agreements, the Distributor serves as the exclusive distributor of the Funds' shares. Through agreements between the Distributor and various brokerage and advisory firms (“intermediaries”), Fund shares are sold primarily through the facilities of these intermediaries with the bulk of any sales commissions inuring to such intermediaries. For the year ended December 31, 2013, Aquila Three Peaks High Income Fund's total commissions on sales of Class A amounted to $88,156 of which the Distributor received $18,711. For the year ended December 31, 2013, Aquila Three Peaks Opportunity Growth Fund's total commissions on sales of Class A Shares amounted to $241,366 of which the Distributor received $22,320.

4. Purchases and Sales of Securities

Aquila Three Peaks High Income Fund

     During the year ended December 31, 2013, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $288,334,492 and $341,071,527, respectively.

     At December 31, 2013, the aggregate tax cost for all securities was $289,372,378. At December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $3,330,891 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax coat over market value amounted to $2,553,124 for a net unrealized appreciation of $777,767.

Aquila Three Peaks Opportunity Growth Fund

     During the year ended December 31, 2013, purchases of securities and proceeds from the sales of securities (excluding short-term investments) aggregated $64,935,664 and $17,419,332, respectively.

31 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

     At December 31, 2013, the aggregate tax cost for all securities was $68,156,906. At December 31, 2013, the aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $18,554,156 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $538,325 for a net unrealized appreciation of $18,015,831.

5. Expenses

     The Funds negotiated an expense offset arrangement with their custodian wherein they receive credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statements of Operations reflect the total expenses before any offset, the amount of offset and the net expenses.

6. Portfolio Orientation

     Aquila Three Peaks High Income Fund may invest up to 100% in high-yield/high-risk bonds, also known as “junk bonds”. High-yield/high-risk bonds may be especially sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. Because of these factors, the performance and net asset value of the Fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

     Aquila Three Peaks Opportunity Growth Fund may invest no less than 70% of its net assets in equity securities believed to have the potential for capital appreciation. The Fund may invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large cap. Thus the Fund may invest in common stocks without regard to whether they could be described as “growth” or “value”. The Fund may, from time-to-time, hold as much as 30% of its net assets in fixed-income securities including junk bonds. These bonds generally have a greater credit risk than other types of fixed-income securities.

32 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

7. Capital Share Transactions

Aquila Three Peaks High Income Fund

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2013			December 31, 2012
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	2,056,932	$18,248,044		2,162,245	$19,584,142
Reinvested distributions	349,605	3,074,886		399,041	3,571,363
Cost of shares redeemed	(2,243,224)	(19,872,774)		(1,670,296)	(15,136,056)
Net change	163,313	1,450,156		890,990	8,019,449
Class C Shares:
Proceeds from shares sold	902,588	8,000,510		799,803	7,227,096
Reinvested distributions	122,487	1,076,570		156,261	1,397,115
Cost of shares redeemed	(1,464,137)	(12,974,051)		(744,867)	(6,765,292)
Net change	(439,062)	(3,896,971)		211,197	1,858,919
Class I Shares:
Proceeds from shares sold	2,852,068	25,148,631		3,200,568	28,830,526
Reinvested distributions	363,748	3,202,135		480,471	4,313,246
Cost of shares redeemed	(1,194,954)	(10,571,339	)(a)	(8,418,585)	(75,950,217	)(a)
Net change	2,020,862	17,779,427		(4,737,546)	(42,806,445)
Class Y Shares:
Proceeds from shares sold	3,393,033	30,141,200		7,639,350	69,071,193
Reinvested distributions	636,798	5,609,060		1,090,061	9,777,623
Cost of shares redeemed	(11,211,958)	(99,469,308	)(b)	(6,907,421)	(62,428,908	)(b)
Net change	(7,182,127)	(63,719,048)		1,821,990	16,419,908
Total transactions in Fund
shares	(5,437,014)	$(48,386,436)		(1,813,369)	$(16,508,169)

(a) Net of short-term trading redemption fees of $3,901 and $7,440, for 2013 and 2012, respectively. (See note 7b)
(b) Net of short-term trading redemption fees of $7,884 and $49,334, for 2013 and 2012, respectively. (See note 7b)

33 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

Aquila Three Peaks Opportunity Growth Fund

a) Transactions in Capital Shares of the Fund were as follows:

	Year Ended			Year Ended
	December 31, 2013			December 31, 2012
	Shares	Amount		Shares	Amount
Class A Shares:
Proceeds from shares sold	614,623	$20,692,973		92,443	$2,412,829
Reinvested distributions	9,303	353,886		5,199	145,966
Cost of shares redeemed	(184,640)	(6,208,194	)(a)	(104,929)	(2,703,235	)(a)
Net change	439,286	14,838,665		(7,287)	(144,440)
Class C Shares:
Proceeds from shares sold	320,348	9,439,395		20,151	463,007
Reinvested distributions	3,908	128,347		609	14,889
Cost of shares redeemed	(31,300)	(903,397)		(22,848)	(510,426)
Net change	292,956	8,664,345		(2,088)	(32,530)
Class I Shares:
Proceeds from shares sold	7,063	244,464		3,736	107,048
Reinvested distributions	88	3,457		51	1,467
Cost of shares redeemed	(3,854)	(130,909	)(b)	(579)	(15,219)
Net change	3,297	117,012		3,208	93,296
Class Y Shares:
Proceeds from shares sold	841,560	29,993,221		165,156	4,727,704
Reinvested distributions	7,454	297,800		3,309	97,223
Cost of shares redeemed	(90,930)	(3,286,148	)(c)	(86,473)	(2,357,081	)(c)
Net change	758,084	27,004,873		81,992	2,467,846
Total transactions in Fund
shares	1,493,623	$50,624,895		75,825	$2,384,172

(a) Net of short-term trading redemption fees of $5,403 and $1,640 for 2013 and 2012, respectively. (See note 7b)
(b) Net of short-term trading redemption fees of $105. (See note 7b)
(c) Net of short-term trading redemption fees of $4,545 and $4,423 for 2013 and 2012, respectively. (See note 7b)

b)
Short-Term Trading Redemption Fee: The Funds and the Distributor may reject any order for the purchase of shares, on a temporary or permanent basis, from investors exhibiting a pattern of frequent or short-term trading in Fund shares. In addition, the Funds impose redemption fees of 1.00% and 2.00% (respectively for Aquila Three Peaks High Income and Aquila Three Peaks Opportunity Growth Fund) of the shares’ redemption value on any redemption of Class A Shares on which a sales charge is not imposed or of Class I and Class Y Shares, if the redemption occurs within 90 days of purchase. The fees are paid to the respective Fund and are designed to offset the costs to the Fund caused by short-term trading in Fund shares. The Fund retains the fee charged as paid-in capital which becomes part of the Fund’s daily net asset value “NAV” calculation. The fee does not apply to shares sold under an Automatic Withdrawal Plan, or sold due to the shareholder’s death or disability.

34 | Aquila Funds Trust

NOTES TO FINANCIAL STATEMENTS (continued)
DECEMBER 31, 2013

8. Income Tax Information and Distributions

The Aquila Three Peaks High Income Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. The Aquila Three Peaks Opportunity Growth Fund declares annual distributions to shareholders from net investment income, if any, and from net realized capital gains, if any. Distributions are recorded by the Fund on the ex-dividend date and paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder’s option. Dividends from net investment income and distributions from realized gains from investment transactions are determined in accordance with Federal income tax regulations, which may differ from investment income and realized gains determined under generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions from paid-in capital.

The tax character of distributions:

	Aquila Three Peaks		Aquila Three Peaks
	High Income Fund		Opportunity Growth Fund
	Year Ended December 31,		Year Ended December 31,
	2013	2012	2013	2012

Ordinary income	$16,222,576	$19,466,444	$270,506	$321,736
Long Term Capital Gain .	3,292,758	9,244,879	824,442	1,871
	$19,515,334	$28,711,323	$1,094,948	$323,607

As of December 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Aquila Three Peaks	Aquila Three Peaks
	High Income Fund	Opportunity Growth Fund
Ordinary Income	$382,552	$314,617
Accumulated net realized gain	164,440	80,065
Unrealized appreciation	777,767	18,015,831
	$1,324,759	$18,410,513

For Aquila Three Peaks Opportunity Growth Fund, the difference between book and tax unrealized appreciation is due to wash sales.

9. Securities Traded on a When-Issued Basis

The Trust may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for the other securities.

35 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.86		$8.93		$9.05		$9.00		$7.71
Income (loss) from investment operations:
Net investment income(1)	0.37		0.41		0.49		0.55		0.64
Net gain (loss) on securities (both
realized and unrealized)	0.03		0.24		(0.03)		0.29		1.30
Total from investment operations	0.40		0.65		0.46		0.84		1.94
Less distributions:
Dividends from net investment income	(0.37)		(0.41)		(0.49)		(0.55)		(0.65)
Distributions from capital gains	(0.18)		(0.31)		(0.09)		(0.24)		–
Total distributions	(0.55)		(0.72)		(0.58)		(0.79)		(0.65)
Net asset value, end of period	$8.71		$8.86		$8.93		$9.05		$9.00
Total return (not reflecting sales charge)	4.64%		7.40%		5.20%		9.60%		25.92%
Ratios/supplemental data
Net assets, end of period (in millions)	$64		$64		$56		$51		$44
Ratio of expenses to average net assets	1.14%		1.14	%(2)	1.10	%(2)	1.12	%(2)	1.00%
Ratio of net investment income to average
net assets	4.20%		4.49	%(2)	5.46	%(2)	5.99	%(2)	7.43%
Portfolio turnover rate	95%		173%		67%		72%		155%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.28	%(3)	1.14	%(2)	1.10	%(2)	1.12	%(2)	1.17%
Ratio of net investment income to average
net assets	4.07	%(3)	4.49	%(2)	5.46	%(2)	5.99	%(2)	7.26%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.14%		1.14	%(2)	1.10	%(2)	1.12	%(2)	1.00%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.20% and 4.15%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

36 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.86		$8.93		$9.05		$9.00		$7.71
Income (loss) from investment operations:
Net investment income(1)	0.30		0.33		0.42		0.47		0.57
Net gain (loss) on securities (both
realized and unrealized)	0.03		0.24		(0.03)		0.29		1.30
Total from investment operations	0.33		0.57		0.39		0.76		1.87
Less distributions:
Dividends from net investment income	(0.30)		(0.33)		(0.42)		(0.47)		(0.58)
Distributions from capital gains	(0.18)		(0.31)		(0.09)		(0.24)		–
Total distributions	(0.48)		(0.64)		(0.51)		(0.71)		(0.58)
Net asset value, end of period	$8.71		$8.86		$8.93		$9.05		$9.00
Total return (not reflecting CDSC)	3.81%		6.55%		4.37%		8.73%		24.91%
Ratios/supplemental data
Net assets, end of period (in millions)	$29		$34		$32		$33		$26
Ratio of expenses to average net assets	1.94%		1.94	%(2)	1.91	%(2)	1.92	%(2)	1.80%
Ratio of net investment income to average
net assets	3.41%		3.69	%(2)	4.67	%(2)	5.16	%(2)	6.56%
Portfolio turnover rate	95%		173%		67%		72%		155%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	2.07	%(3)	1.94	%(2)	1.91	%(2)	1.92	%(2)	1.96%
Ratio of net investment income to average
net assets	3.28	%(3)	3.69	%(2)	4.67	%(2)	5.16	%(2)	6.40%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.94%		1.94	%(2)	1.91	%(2)	1.92	%(2)	1.80%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.99% and 3.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

37 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.87		$8.93		$9.05		$9.01		$7.72
Income (loss) from investment operations:
Net investment income(1)	0.37		0.41		0.50		0.55		0.64
Net gain (loss) on securities (both
realized and unrealized)	0.03		0.25		(0.03)		0.28		1.31
Total from investment operations	0.40		0.66		0.47		0.83		1.95
Less distributions:
Dividends from net investment income	(0.37)		(0.41)		(0.50)		(0.55)		(0.66)
Distributions from capital gains	(0.18)		(0.31)		(0.09)		(0.24)		–
Total distributions	(0.55)		(0.72)		(0.59)		(0.79)		(0.66)
Net asset value, end of period	$8.72		$8.87		$8.93		$9.05		$9.01
Total return	4.62%		7.49%		5.23%		9.51%		25.96%
Ratios/supplemental data
Net assets, end of period (in millions)	$85		$68		$111		$91		$76
Ratio of expenses to average net assets	1.15%		1.16	%(2)	1.08	%(2)	1.09	%(2)	0.95%
Ratio of net investment income to average
net assets	4.18%		4.50	%(2)	5.47	%(2)	6.01	%(2)	7.48%
Portfolio turnover rate	95%		173%		67%		72%		155%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.30	%(3)	1.16	%(2)	1.08	%(2)	1.09	%(2)	1.11%
Ratio of net investment income to average
net assets	4.03	%(3)	4.50	%(2)	5.47	%(2)	6.01	%(2)	7.32%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.15%		1.16	%(2)	1.08	%(2)	1.09	%(2)	0.94%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 1.22% and 4.11%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

38 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2013		2012		2011		2010		2009
Net asset value, beginning of period	$8.87		$8.93		$9.05		$9.00		$7.71
Income (loss) from investment operations:
Net investment income(1)	0.39		0.43		0.51		0.57		0.66
Net gain (loss) on securities (both
realized and unrealized)	0.03		0.25		(0.03)		0.29		1.30
Total from investment operations	0.42		0.68		0.48		0.86		1.96
Less distributions:
Dividends from net investment income	(0.39)		(0.43)		(0.51)		(0.57)		(0.67)
Distributions from capital gains	(0.18)		(0.31)		(0.09)		(0.24)		–
Total distributions	(0.57)		(0.74)		(0.60)		(0.81)		(0.67)
Net asset value, end of period	$8.72		$8.87		$8.93		$9.05		$9.00
Total return	4.85%		7.73%		5.41%		9.81%		26.15%
Ratios/supplemental data
Net assets, end of period (in millions)	$123		$189		$174		$146		$125
Ratio of expenses to average net assets	0.94%		0.94	%(2)	0.90	%(2)	0.92	%(2)	0.80%
Ratio of net investment income to average
net assets	4.40%		4.68	%(2)	5.66	%(2)	6.19	%(2)	7.58%
Portfolio turnover rate	95%		173%		67%		72%		155%

The expense and net investment income ratios without the effect of the waiver of a portion of the management fee were (note 3):

Ratio of expenses to average net assets	1.06	%(3)	0.94	%(2)	0.90	%(2)	0.92	%(2)	0.97%
Ratio of net investment income to average
net assets	4.28	%(3)	4.68	%(2)	5.66	%(2)	6.19	%(2)	7.42%

The expense ratios after giving effect to waiver of fees, expense reimbursement and/or expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	0.94%		0.94	%(2)	0.90	%(2)	0.92	%(2)	0.80%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)	No reduction in the management fee was required during the period, contractual or otherwise.
(3)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income ratio would have been 0.98% and 4.36%, respectively, for the year ended December 31, 2013.

See accompanying notes to financial statements.

39 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	Class A
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$28.08		$22.93	$26.64	$22.95	$17.57
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.01)		0.38	(0.08)	(0.09)	(0.05)
Net gain (loss) on securities (both
realized and unrealized)	10.45		5.15	(1.00)	3.78	5.43
Total from investment operations	10.44		5.53	(1.08)	3.69	5.38
Less distributions (note 8):
Dividends from net investment income	–		(0.36)	–	–	–
Distributions from capital gains	(0.47)		(0.02)	(2.64)	–	–
Total distributions	(0.47)		(0.38)	(2.64)	–	–
Paid-in capital from redemption
fees (note 7b)	0.01		–	0.01	–	–
Net asset value, end of period	$38.06		$28.08	$22.93	$26.64	$22.95
Total return (not reflecting sales charges)	37.22%		24.12%	(4.01)%	16.08%	30.62%
Ratios/supplemental data
Net assets, end of period (in thousands)	$36,198		$14,369	$11,904	$10,053	$8,682
Ratio of expenses to average net assets	1.55%		1.53%	1.50%	1.50%	1.50%
Ratio of net investment income (loss)
to average net assets	(0.02)%		1.47%	(0.31)%	(0.40)%	(0.26)%
Portfolio turnover rate	33%		44%	39%	116%	3%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.01	%(2)	2.82%	2.87%	7.47%	4.79%
Ratio of net investment income (loss) to
average net assets	(0.48	)%(2)	0.18%	(1.68)%	(6.37)%	(3.55)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.55%		1.53%	1.50%	1.50%	1.50%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.91% and (0.38)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

40 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class C
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$24.45		$20.04	$23.81	$20.67	$15.94
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.24)		0.18	(0.24)	(0.23)	(0.18)
Net gain (loss) on securities (both
realized and unrealized)	9.10		4.47	(0.89)	3.37	4.91
Total from investment operations	8.86		4.65	(1.13)	3.14	4.73
Less distributions (note 8):
Dividends from net investment income	–		(0.22)	–	–	–
Distributions from capital gains	(0.47)		(0.02)	(2.64)	–	–
Total distributions	(0.47)		(0.24)	(2.64)	–	–
Net asset value, end of period	$32.84		$24.45	$20.04	$23.81	$20.67
Total return (not reflecting CDSC)	36.24%		23.22%	(4.74)%	15.19%	29.67%
Ratios/supplemental data
Net assets, end of period (in thousands)	$12,457		$2,111	$1,772	$855	$637
Ratio of expenses to average net assets	2.25%		2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss)
to average net assets	(0.82)%		0.77%	(1.03)%	(1.11)%	(1.04)%
Portfolio turnover rate	33%		44%	39%	116%	3%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	2.63	%(2)	3.52%	3.50%	8.27%	5.58%
Ratio of net investment loss to average
net assets	(1.19	)%(2)	(0.49)%	(2.27)%	(7.13)%	(4.37)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	2.25%		2.25%	2.25%	2.25%	2.25%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 2.53% and (1.10)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

41 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class I
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$28.72		$23.45	$27.08	$23.24	$17.73
Income (loss) from investment operations:
Net investment income (loss)(1)	0.06		1.08	0.04	0.06	0.03
Net gain (loss) on securities (both
realized and unrealized)	10.73		4.67	(1.03)	3.78	5.48
Total from investment operations	10.79		5.75	(0.99)	3.84	5.51
Less distributions (note 8):
Dividends from net investment income	–		(0.46)	–	–	–
Distributions from capital gains	(0.47)		(0.02)	(2.64)	–	–
Total distributions	(0.47)		(0.48)	(2.64)	–	–
Paid-in capital from redemption fees (note 7b)	0.02		–	–	–	–
Net asset value, end of period	$39.06		$28.72	$23.45	$27.08	$23.24
Total return	37.64%		24.55%	(3.65)%	16.52%	31.08%
Ratios/supplemental data
Net assets, end of period (in thousands)	$290		$119	$21	$24	$8
Ratio of expenses to average net assets	1.18%		1.17%	1.13%	1.13%	1.12%
Ratio of net investment income (loss)
to average net assets	0.16%		3.95%	0.14%	0.26%	0.14%
Portfolio turnover rate	33%		44%	39%	116%	3%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.91	%(2)	2.55%	2.76%	8.68%	4.40%
Ratio of net investment income (loss)
to average net assets	(0.57	)%(2)	2.57%	(1.48)%	(7.29)%	(3.14)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.18%		1.17%	1.13%	1.13%	1.12%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.81% and (0.47)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

42 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND
FINANCIAL HIGHLIGHTS (continued)

For a share outstanding throughout each period

	Class Y
	Year Ended December 31,
	2013		2012	2011	2010	2009
Net asset value, beginning of period	$29.38		$23.96	$27.63	$23.74	$18.13
Income (loss) from investment operations:
Net investment income (loss)(1)	0.08		0.50	(0.02)	0.08	(0.01)
Net gain (loss) on securities (both
realized and unrealized)	10.96		5.36	(1.03)	3.81	5.62
Total from investment operations	11.04		5.86	(1.05)	3.89	5.61
Less distributions (note 8):
Dividends from net investment income	–		(0.44)	–	–	–
Distributions from capital gains	(0.47)		(0.02)	(2.64)	–	–
Total distributions	(0.47)		(0.46)	(2.64)	–	–
Paid-in capital from redemption
fees (note 7b)	0.01		0.02	0.02	–	–
Net asset value, end of period	$39.96		$29.38	$23.96	$27.63	$23.74
Total return	37.61%		24.55%	(3.72)%	16.39%	30.94%
Ratios/supplemental data
Net assets, end of period (in thousands)	$41,576		$8,292	$4,799	$3,178	$447
Ratio of expenses to average net assets	1.25%		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss)
to average net assets	0.22%		1.84%	(0.06)%	0.31%	(0.03)%
Portfolio turnover rate	33%		44%	39%	116%	3%

The expense and net investment income ratios without the effect of the contractual expense cap were (note 3):

Ratio of expenses to average net assets	1.65	%(2)	2.51%	2.52%	9.48%	4.55%
Ratio of net investment income (loss)
to average net assets	(0.17	)%(2)	0.58%	(1.34)%	(7.93)%	(3.33)%

The expense ratios after giving effect to the contractual expense cap and expense offset for uninvested cash balances were (note 5):

Ratio of expenses to average net assets	1.25%		1.25%	1.25%	1.25%	1.25%
____________________
(1)	Per share amounts have been calculated using the daily average shares method.
(2)
Includes expenses incurred in connection with the reorganization of the Fund into the Aquila Funds Trust. Without these expenses, the expense ratio and the net investment income (loss) ratio would have been 1.55% and (0.07)%, respectively, for the year ended December 31, 2013.

Note: On October 15, 2010, the Fund began operations under the name Aquila Three Peaks Opportunity Growth Fund, with Three Peaks Capital Management, LLC as investment sub-adviser and an investment strategy that differs meaningfully from the prior strategy pursued by the Fund.

See accompanying notes to financial statements.

43 | Aquila Funds Trust

Additional Information (unaudited)

Trustees(1)
 and Officers

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Interested Trustee(5)

Diana P. Herrmann New York, NY (1958)	Trustee and President of Aquila Funds Trust since 2006; Vice Chair since 2013; Chair 2006-2013
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Non-interested Trustees

Glenn P. O’Flaherty Denver, CO (1958)	Chair of Aquila Funds Trust since 2013 and lead Independent Trustee 2012-2013; Trustee since 2006	Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.	8	Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2009-2012

44 | Aquila Funds Trust

			Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

John M. Burlingame Wilmette, IL (1955)	Trustee of Aquila Funds Trust since 2006	Global Head – Residential Development, Hyatt Hotels Corporation, since 2009, responsible for whole ownership and vacation ownership components of Hyatt branded mixed-use projects and stand-alone projects; Executive Vice President, Hyatt Vacation Ownership (including resort management, homeowner’s association management, sales and marketing, development and consumer financing), 1994 – 2009; prior to 1994 involved in all phases of hotel development for Hyatt.	4	American Resort Development Association

Gary C. Cornia St. George, UT (1948)	Trustee of Aquila Funds Trust since 2013	Professor, Marriott School of Management, Brigham Young University, 1980-present; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor’s Tax Review Committee, 1993-2009.	7	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

Grady Gammage, Jr. Phoenix, AZ (1951)	Trustee of Aquila Funds Trust since 2013	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	7	None

45 | Aquila Funds Trust

Number of
	Positions		Portfolios
	Held with		in Fund
Name,	Fund and	Principal	Complex(4)	Other Directorships
Address(2)	Length of	Occupation(s)	Overseen	Held by Trustee
and Year of Birth	Service(3)	During Past 5 Years	by Trustee	During Past 5 Years

Russell K. Okata Honolulu, HI (1944)	Trustee of Aquila Funds Trust since 2007	Executive Director, Hawaii Government Employees Association AFSCME Local 152, AFL-CIO 1981-2007; International Vice President, American Federation of State, County and Municipal Employees, AFL-CIO 1981-2007; Hawaii Democratic Party National Committeeman; member, State of Hawaii Long-term Care Commission; director of various civic and charitable organizations.	2
Hawaii Client Services (part of Hawaii Dental Services Group); formerly Trustee and Chairman, Pacific Capital Funds®; past Chair of the Royal State Group (insurance); Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 1993-2012

John J. Partridge Providence, RI (1940)	Trustee of Aquila Funds Trust since 2006	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Assistant Secretary –Advisor to the Board, Aquila Narragansett Tax-Free Income Fund, 2005-2008, Trustee 2002-2005; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	9	None

_____________________
(1)
The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(2)	The mailing address of each Trustee and officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(3)
Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal. (4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5)
Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended, as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of the Trust.

(6)
The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

46 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Charles E. Childs, III New York, NY (1957)	Executive Vice President of Aquila Funds Trust since 2006 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President of Aquila Funds Trust and since 2006
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of all funds in the Aquila Group of Funds. Aquila Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund since 2006; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, and Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President of Aquila Funds Trust since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of all funds in the Aquila Group of Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Stephen J. Caridi New York, NY (1961)	Vice President of Aquila Funds Trust since 2013
Vice President of the Distributor since 1995; Vice President, Hawaiian Tax-Free Trust since 1998; Senior Vice President, Aquila Narragansett Tax-Free Income Fund 1998-2013, Vice President 1996-1997; Senior Vice President, Tax-Free Fund of Colorado 2004-2009; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013.

Sherri Foster Lahaina, HI (1950)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Hawaiian Tax-Free Trust since 1993 and formerly Vice President or Assistant Vice President; Vice President 1997-2012 and formerly Assistant Vice President of the three Aquila money-market funds; Vice President, Aquila Three Peaks Opportunity Growth Fund 2006-2013; Registered Representative of the Distributor since 1985.

Christine L. Neimeth Portland, OR (1964)	Vice President of Aquila Funds Trust since 2013	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Tax-Free Trust of Oregon since 1998.

47 | Aquila Funds Trust

Positions
Held with
Name,	Fund and
Address(1)	Length of
and Year of Birth	Service(2)	Principal Occupation(s) During Past 5 Years(3)

Officers

Alan R. Stockman Glendale, AZ (1954)	Vice President of Aquila Funds Trust since 2013
Senior Vice President, Tax-Free Fund of Colorado, 2009-2013; Senior Vice President, Aquila Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund 1999-2013; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

M. Kayleen Willis Salt Lake City, UT (1963)	Vice President of Aquila Funds Trust since 2013	Vice President, Tax-Free Fund For Utah since 2003, Assistant Vice President, 2002-2003; Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer of Aquila Funds Trust since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer of Aquila Funds Trust since 2003	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer of Aquila Funds Trust since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer of Aquila Funds Trust since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

___________________
(1)	The mailing address of each Trustee and officer is c/o Aquila Funds Trust, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2)	The term of office of each officer is one year.

(3)
The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

48 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The tables below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The tables below are based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2013

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	4.24%	$1,000.00	$1,042.40	$5.87
Class C	3.82%	$1,000.00	$1,038.20	$9.97
Class I	4.36%	$1,000.00	$1,043.60	$5.82
Class Y	4.46%	$1,000.00	$1,044.60	$4.84

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as such it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.14%, 1.94%, 1.13% and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

49 | Aquila Funds Trust

AQUILA THREE PEAKS HIGH INCOME FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2013

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,019.46	$5.80
Class C	5.00%	$1,000.00	$1,015.43	$9.86
Class I	5.00%	$1,000.00	$1,019.51	$5.75
Class Y	5.00%	$1,000.00	$1,020.47	$4.79

(1)
Expenses are equal to the annualized expense ratio of 1.14%, 1.94%, 1.13% and 0.94% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited)

     As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges (“CDSC”) with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The table below is based on an investment of $1,000 invested on July 1, 2013 and held for the six months ended December 31, 2013.

Actual Expenses

     This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During the Period”.

Six months ended December 31, 2013

	Actual
	Total Return	Beginning	Ending	Expenses
	Without	Account	Account	Paid During
	Sales Charges(1)	Value	Value	the Period(2)
Class A	17.22%	$1,000.00	$1,172.20	$ 8.49
Class C	16.80%	$1,000.00	$1,168.00	$12.30
Class I	17.41%	$1,000.00	$1,174.10	$ 6.47
Class Y	17.40%	$1,000.00	$1,174.00	$ 6.85

(1)
Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class C shares. Total return is not annualized, as such it may not be representative of the total return for the year.

(2)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.18% and 1.25% for the Fund’s Class A, C, I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

51 | Aquila Funds Trust

AQUILA THREE PEAKS OPPORTUNITY GROWTH FUND

Analysis of Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

     The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

     Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of CDSC with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

Six months ended December 31, 2013

	Hypothetical
	Annualized	Beginning	Ending	Expenses
	Total	Account	Account	Paid During
	Return	Value	Value	the Period(1)
Class A	5.00%	$1,000.00	$1,017.39	$ 7.88
Class C	5.00%	$1,000.00	$1,013.86	$11.42
Class I	5.00%	$1,000.00	$1,019.26	$ 6.01
Class Y	5.00%	$1,000.00	$1,018.90	$ 6.36

(1)
Expenses are equal to the annualized expense ratio of 1.55%, 2.25%, 1.18% and 1.25% for the Fund’s Class A, C , I and Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

52 | Aquila Funds Trust

Shareholder Meeting Results (unaudited)

     A Special Meeting of Shareholders of Aquila Three Peaks High Income Fund (the "Fund") was held on September 17, 2013. The holders of the shares representing 83% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matters were voted upon and approved by the shareholders (the resulting votes for each matter are presented below).

1.	To elect Trustees.

	Dollar Amount of Votes:

Trustee	For	Withheld

Tucker Hart Adams	$247,646,181	$4,373,251
John M. Burlingame	$248,042,948	$3,976,484
Gary C. Cornia	$248,062,160	$3,957,272
Grady Gammage, Jr.	$248,041,113	$3,978,319
Diana P. Herrmann	$248,104,520	$3,914,912
Theodore T. Mason	$247,986,093	$4,033,338
Glenn P. O'Flaherty	$248,028,643	$3,990,789
Russell K. Okata	$247,841,191	$4,178,240
John J. Patridge	$247,965,173	$4,054,259

2.	To ratify the selection of Tait, Weller & Baker LLP as the Fund’s independent registered public accounting firm.

Dollar Amount of Votes:

For	Against	Abstain

$247,342,036	$2,246,539	$5,380,905

3.	To adopt an Amended and Restated Declaration of Trust regarding:

		Dollar Amount of Votes:

		For	Against	Abstain	BNV*

D.	Removal of Trustees	$163,691,357	$5,631,694	$4,885,168	$80,761,260
E.	Indemnification/liability
	of Trustees, Officers and
	employees	$162,328,343	$6,903,236	$4,976,623	$80,761,278
H.	Series and classes	$162,905,262	$6,311,309	$4,991,649	$80,761,260

*Broker Non-Votes.

53 | Aquila Funds Trust

Shareholder Meeting Results (unaudited) (continued)

4.	To approve changes to the Fund's fundamental policies relating to:

Dollar Amount of Votes:

		For	Against	Abstain	BNV*

A.	Concentration of Fund
	investments	$163,839,530	$5,448,767	$4,919,931	$80,761,251
B.	Lending of Fund assets	$161,315,984	$7,741,139	$5,151,088	$80,761,269
C.	Borrowing of money	$161,122,347	$7,680,813	$5,405,051	$80,761,269
D.	Issuance of senior
	securities	$162,207,376	$6,202,168	$5,798,684	$80,761,251
E.	Investments
	in commodities	$160,511,364	$8,430,869	$5,265,995	$80,761,251
F.	Certain affiliated
	transactions	$161,450,077	$6,276,524	$6,481,609	$80,761,269
G.	Investments in real estate	$162,254,626	$6,942,435	$5,011,158	$80,761,260
H.	Underwriting	$162,543,754	$5,776,611	$5,887,846	$80,761,269

*Broker Non-Votes.

Shareholder Meeting Results (unaudited)

     A Special Meeting of Shareholders of Aquila Three Peaks Opportunity Growth Fund (the "Fund") was held on September 17, 2013. The holders of the shares representing 54% of the total net asset value of the shares entitled to vote were present in person or by proxy. At the meeting, the following matter was voted upon and approved by the shareholders (the resulting votes are presented below).

1.	To act on an Agreement and Plan of Reorganization.

Dollar Amount of Votes:

For	Against	Abstain

$26,181,397	$611,463	$644,565

54 | Aquila Funds Trust

Information Available (unaudited)

     Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent your Fund’s entire list of portfolio securities twice a year in the semi-annual and annual reports you receive. Additionally, under Fund policies, the Manager publicly discloses the complete schedule of your Fund’s portfolio holdings, as of each calendar quarter, generally by the 15th day after the end of each calendar quarter. Such information remains accessible until the next schedule is made publicly available. You may obtain a copy of your Fund’s portfolio holdings schedule for the most recently completed period by visiting the Fund’s website at www.aquilafunds.com. Your Fund may also disclose other portfolio holdings as of a specified date (currently your Fund discloses its five largest holdings and/or sector holdings by value as of the close of the last business day of each calendar month in a posting to its website on approximately the 5th business day following the month end). This information remains on the website until the next such posting. Whenever you wish to see a listing of your Fund’s portfolio other than in your shareholder reports, please check our website at www. aquilafunds.com or call us at 1-800-437-1020.

     The Funds additionally file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. or by calling 1-800-SEC-0330.

Proxy Voting Record (unaudited)

     Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30, 2013 is available upon request, without charge, at www.aquilafunds.com or on the SEC's website at www.sec.gov.

Federal Tax Status of Distributions (unaudited)

     This information is presented in order to comply with a requirement of the Internal Revenue Code. No current action on the part of shareholders is required.

     For the calendar year ended December 31, 2013, the following percentage of the dividends and distributions paid by the Funds were taxable as:

		Long-Term
	Ordinary Income	Capital Gain
Aquila Three Peaks High Income Fund	83.13%	16.87%
Aquila Three Peaks Opportunity Growth Fund	24.70%	75.30%

     Prior to February 15, 2014, shareholders were mailed the appropriate tax form(s) which contained information on the status of distributions paid for the 2013 calendar year.

55 | Aquila Funds Trust

Aquila Three Peaks High Income Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in May, June, and August, 2013. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in September, 2013, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2014. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Brent Olson. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

56 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

     The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund.

     The Trustees reviewed the Fund’s performance and compared its performance to funds in its product category (Morningstar High Yield Bond Fund), funds in its peer group (funds in the Morningstar High Yield Bond Fund category that are similar to the Fund in size and investment style and that charge a front-end sales charge), and its benchmark index, the Barclays Capital U.S. Corporate High-Yield Bond Index. The Trustees considered that the Fund’s average annual return lagged the average annual return of the funds in its product category and its peer group, as well as the benchmark index, in each case for the one, three and five year periods ended March 31, 2013. However, the Trustees considered that, as reflected in the Consultant’s Report, the Fund was less volatile than the average volatility of the funds in its product category (for the three and five year periods ended March 31, 2013) and delivered above-average results on a risk-adjusted basis for the three year period ended March 31, 2013 (as evidenced by its Sharpe ratio) when compared to the funds in its product category. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees further noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the performance of the Fund was explained in part by market conditions and the Sub-Adviser’s emphasis on minimizing volatility. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses.

     The information provided in the Consultant’s Report contained advisory fee and expense data for the Fund, the funds in its product category for expenses (Morningstar High Yield Bond Funds with similar operating structures), and the funds in its peer group (funds in the Morningstar High Yield Bond Fund category that are similar to the Fund in size and investment style and that charge a front-end sales charge). The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager.

57 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in its product category and peer group. The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds in its peer group (at the Fund’s current asset level) but higher than the asset-weighted average contractual advisory fee of the funds in its product category (at the Fund’s current asset level). They also noted that the Fund’s expenses were in excess of the average actual expenses of the funds in both the product category and the peer group.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that in most instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

     The Trustees considered that a portion of the advisory fee had been waived by the Manager and, in turn, the Sub-Adviser had waived a portion of its fees during the current fiscal year. The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability

     The Manager and the Sub-Adviser each provided materials which showed the profitability to the Manager and the Sub-Adviser, respectively, of their services to the Fund, as well as material provided by the Manager which showed the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

     The Trustees considered information provided by the Manager regarding the profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees noted that the Distributor did not derive profits from its relationship with the Fund. The Trustees concluded that profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

58 | Aquila Funds Trust

Aquila Three Peaks High Income Fund

Additional Information (unaudited) (continued)

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived a portion of their respective fees during the initial years of operation and were continuing to waive a portion of their respective fees during the current fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Sub-Advisory Agreement contains breakpoints. Evaluation of this factor indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

59 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund (the “Fund”):

Additional Information (unaudited)

Renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement

     Aquila Investment Management LLC (the “Manager”) serves as the investment adviser to the Fund pursuant to an Advisory and Administration Agreement (the “Advisory Agreement”). The Manager has retained Three Peaks Capital Management, LLC (the “Sub-Adviser”) to serve as the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement between the Manager and the Sub-Adviser (the “Sub-Advisory Agreement”). In order for the Manager and the Sub-Adviser to continue to serve in their respective roles, the Trustees of the Fund must determine annually whether to renew the Advisory Agreement and the Sub-Advisory Agreement for the Fund.

     In considering whether to approve the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees requested and obtained such information as they deemed reasonably necessary. Contract renewal materials were provided to the Trustees in May, June, and August, 2013. The Trustees considered, among other things, information presented by the Manager and the Sub-Adviser. They also considered information presented in a report prepared by an independent consultant with respect to the Fund’s fees, expenses and investment performance, which included comparisons of the Fund’s investment performance against peers and the Fund’s benchmark, and comparisons of the advisory fee payable under the Advisory Agreement against the advisory fees paid by the Fund’s peers, as well as information regarding the operating margins of certain investment advisory firms (the “Consultant’s Report”). In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting. The Trustees considered the Advisory Agreement and the Sub-Advisory Agreement separately, as well as in conjunction with each other to determine their combined effects on the Fund.

     At a meeting held in September, 2013, based on their evaluation of the information provided by the Manager, the Sub-Adviser and the independent consultant, the Trustees of the Fund, including the independent Trustees voting separately, unanimously approved the renewal of each of the Advisory Agreement and the Sub-Advisory Agreement until September 30, 2014. In considering the renewal of the Advisory Agreement and the Sub-Advisory Agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the Advisory Agreement or the Sub-Advisory Agreement.

The nature, extent, and quality of the services provided by the Manager and the Sub-Adviser.

     The Trustees considered the nature, extent and quality of the services that had been provided by the Manager and the Sub-Adviser to the Fund, taking into account the investment objectives and strategies of the Fund. The Trustees reviewed the terms of the Advisory Agreement and the Sub-Advisory Agreement.

     The Manager has retained the Sub-Adviser to provide investment management of the Fund’s portfolio. The Trustees reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees considered the personnel of the Sub-Adviser who provide investment management services to the Fund. The Trustees noted the extensive experience of the Sub-Adviser’s co-portfolio managers, Mr. Sandy Rufenacht and Mr. Brent Olson. Since inception of the Fund, the Trustees have received detailed presentations by representatives of the Sub-Adviser covering its research and investment process.

60 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

     The Trustees considered that the Manager supervised and monitored the performance of the Fund’s service providers (including the Sub-Adviser). The Manager has additionally provided all administrative services to the Fund and provided the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations.

     Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by the Manager and the Sub-Adviser to the Fund were satisfactory and consistent with the terms of the Advisory Agreement and Sub-Advisory Agreement, as applicable.

The investment performance of the Fund.

     The Trustees reviewed the Fund’s performance and compared its performance to funds in its product category (Morningstar Mid-Cap Growth Funds), funds in its peer group (funds in the Morningstar Mid Cap Growth Fund category that are similar to the Fund in size and investment style and that charge a front-end sales charge), and its benchmark index, the Russell 3000 Index. The Trustees considered that the Fund’s average annual return was better than the average annual return of the funds in its product category and its peer group, as well as the benchmark index, in each case for the one and three-year periods ended March 31, 2013. They also considered that the Fund generally underperformed the funds in its product category and its benchmark index for the five and ten-year periods ended March 31, 2013, while noting that the Sub-Adviser had provided sub-advisory services to the Fund since October 2010. In addition, the Trustees considered that the Fund delivered above-average results on a risk-adjusted basis for the three year period ended March 31, 2013 (as evidenced by its Sharpe ratio) when compared to the funds in its product category. The Trustees noted that, unlike the Fund’s returns, the performance of the benchmark index did not reflect any fees, expenses or sales charges. The Trustees further noted that they had discussed with the Manager and the Sub-Adviser that the Fund had performed in a manner consistent with the investment strategy of the Sub-Adviser, which was anticipated to produce performance results different from the benchmark index as a result of under weighting certain investments that the Sub-Adviser deems to be outside of the Fund’s risk tolerance.

     The Trustees concluded that the performance of the Fund was satisfactory in light of market conditions and its investment strategy. Evaluation of this factor indicated to the Trustees that renewal of the Advisory Agreement and Sub-Advisory Agreement would be appropriate.

Advisory and Sub-Advisory Fees and Fund Expenses.

     The information provided in the Consultant’s Report contained advisory fee and expense data for the Fund, the funds in its product category for expenses (Morningstar Mid-Cap Growth Funds with similar operating structures), and the funds in its peer group (funds in the Morningstar Mid Cap Growth Fund category that are similar to the Fund in size and investment style and that charge a front-end sales charge). The Trustees evaluated the fee payable under the Advisory Agreement. They noted that the Manager, and not the Fund, paid the Sub-Adviser under the Sub-Advisory Agreement. The Trustees evaluated both the fee under the Sub-Advisory Agreement and the portion of the advisory fee paid under the Advisory Agreement and retained by the Manager.

61 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

     The Trustees considered that, during the latest fiscal year of the Fund, the entire amount of the advisory fee payable by the Fund under the Advisory Agreement had been waived by the Manager and, in turn, that the Sub-Adviser had waived the entire amount of the sub-advisory fee payable to it under the Sub-Advisory Agreement. Additionally, it was noted that the Manager had reimbursed a portion of Fund expenses during the Fund’s fiscal year through a contractual undertaking. The Manager had indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive.
     The Trustees compared the advisory fee and expense data for the Fund to similar data with respect to the funds in its product category and peer group. The Trustees considered that the Fund’s contractual advisory fee was lower than the average and median contractual advisory fee of the funds its peer group (at the Fund’s current asset level) but higher than the asset-weighted average contractual advisory fee of the funds in its product category (at the Fund’s current asset level). They also noted that the Fund’s expenses were slightly less than the average actual expenses of the funds in the peer group and in excess of the average expenses of the funds in the product category. The Trustees considered the Fund’s small asset size when compared to the other funds in the product category.

     The Trustees reviewed management fees charged by each of the Manager and the Sub-Adviser to its other clients. It was noted that the Manager does not have any other clients except for other funds in the Aquila Group of Funds. The Trustees noted that in most instances the fee rates for those clients were slightly lower than the fees paid to the Manager or Sub-Adviser with respect to the Fund. In evaluating the fees associated with the client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and those client accounts.

     The Trustees concluded that the advisory and sub-advisory fees were reasonable in relation to the nature and quality of the services provided to the Fund by the Manager and the Sub-Adviser.

Profitability.

     The Manager and the Sub-Adviser each provided materials which showed the profitability to the Manager and the Sub-Adviser, respectively, of their services to the Fund, as well as material provided by the Manager which showed the profitability to Aquila Distributors, Inc. (the “Distributor”) of distribution services provided to the Fund.

     The Trustees considered information provided by the Manager regarding the lack of profitability of the Manager with respect to the services provided by the Manager to the Fund, including the methodology used by the Manager in allocating certain of its costs to the services provided to the Fund. The Trustees noted that the Distributor did not derive profits from its relationship with the Fund. The Trustees concluded that lack of profitability to the Manager with respect to advisory services provided to the Fund did not argue against approval of the fees to be paid under the Advisory Agreement.

     The Trustees also considered information provided by the Sub-Adviser regarding the profitability of the Sub-Adviser with respect to the sub-advisory services provided by the Sub-Adviser to the Fund. The Trustees concluded that the profitability of the Sub-Adviser with respect to sub-advisory services provided to the Fund did not argue against approval of the fees to be paid under the Sub-Advisory Agreement.

62 | Aquila Funds Trust

Aquila Three Peaks Opportunity Growth Fund

Additional Information (unaudited) (continued)

The extent to which economies of scale would be realized as the Fund grows.

     The Trustees noted that both the Manager and Sub-Adviser had waived the entire amount of their respective fees during the latest fiscal year. The Manager had additionally reimbursed Fund expenses and indicated that it is prepared to continue to waive fees and subsidize expenses as necessary in order that the Fund remains competitive. It was noted that the Advisory Agreement and Sub-Advisory Agreement contain breakpoints which would be realized as the Fund grows. Evaluation of these factors indicated to the Trustees that the Advisory Agreement and Sub-Advisory Agreement should be renewed without any changes at this time.

Benefits derived or to be derived by the Manager and the Sub-Adviser and their affiliates from their relationships with the Fund.

     The Trustees observed that, as is generally true of most fund complexes, the Manager and Sub-Adviser and their affiliates, by providing services to a number of funds or other investment clients including the Fund, were able to spread costs as they would otherwise be unable to do. The Trustees noted that while that could produce efficiencies and increased profitability for the Manager and Sub-Adviser and their affiliates, it also makes their services available to the Fund at favorable levels of quality and cost which are more advantageous to the Fund than would otherwise have been possible.

63 | Aquila Funds Trust

PRIVACY NOTICE (unaudited)

Aquila Funds Trust

Our Privacy Policy. In providing services to you as an individual who owns or is considering investing in shares of either or both of the Funds, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Funds.

Information We Collect. ”Non-public personal information” is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

Information We Disclose. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Funds' transfer agent, distributor, investment adviser or sub-adviser, if any, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

Non-California Residents: We also may disclose some of this information to another fund in the Aquila Group of Funds (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

California Residents Only: In addition, unless you “opt-out” of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds or new services we are offering that may be of interest to you.

How We Safeguard Your Information. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

Aquila Distributors, Inc.
Aquila Investment Management LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Funds or to you as a shareholder of either or both of the Funds.

64 | Aquila Funds Trust

Founders
     Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
AQUILA INVESTMENT MANAGEMENT LLC
120 West 45th Street, Suite 3600
New York, New York 10036

Investment Sub-Adviser
THREE PEAKS CAPITAL MANAGEMENT, LLC
3750 Dacoro Lane, Suite 100
Castle Rock, Colorado 80109

Board of Trustees
     Glenn P. O’Flaherty, Chair
Diana P. Herrmann, Vice Chair
John M. Burlingame
Gary C. Cornia
Grady Gammage, Jr.
Russell K. Okata
John J. Partridge

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
AQUILA DISTRIBUTORS, INC.
120 West 45th Street, Suite 3600
New York, New York 10036

Transfer and Shareholder Servicing Agent
     BNY MELLON
4400 Computer Drive
Westborough, Massachusetts 01581

Custodian
JPMORGAN CHASE BANK, N.A.
14201 N. Dallas Parkway
Dallas, Texas 75254

Independent Registered Public Accouting Firm
     TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Further information is contained in the Prospectus,
which must precede or accompany this report.

ITEM 2.	CODE OF ETHICS.

(a) As of December 31, 2013 (the end of the reporting period) the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2)  The text of the Registrant's Code of Ethics that applies to the Registrant's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Registrant's Internet address at www.aquilafunds.com.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(i) The Registrant's Board of Trustees has determined that Mr. Glenn O'Flaherty, a member of its Audit Committee, is an audit committee financial expert.  Mr. O'Flaherty is 'independent' as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of each Series of the Registrant's annual financial statements were as follows:

	2012	2013
ATPHIF	$20,300	$20,400
ATPOGF	$10,300	$10,700

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c)  Tax Fees – Each Series of the Registrant was billed by the principal accountant for return preparation and tax compliance as follows:

	2012	2013
ATPHIF	$3,200	$3,500
ATPOGF	$3,200	$3,500

d)  All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1)  Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2)  None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FORCLOSED-END MANAGEMENT INVESTMENT COMPANIES.

           Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENTCOMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board of Trustees of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled.  The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources.  A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)  Based on their evaluation of the Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the Registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the Registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to Registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b)  There have been no significant changes in Registrant's internal controls or in other factors that could significantly affect Registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.	EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AQUILA FUNDS TRUST
(formerly, Aquila Three Peaks High Income Fund)

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Vice Chair and President March 7, 2014

By:	/s/ Joseph P. DiMaggio
Chief Financial Officer and Treasurer March 7, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Diana P. Herrmann
Diana P. Herrmann Trustee, Vice Chair and President March 7, 2014

By:	/s/ Joseph P. DiMaggio
Joseph P. DiMaggio Chief Financial Officer and Treasurer March 7, 2014

AQUILA THREE PEAKS HIGH INCOME FUND

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.